EXHIBIT 4.9

                                OPTION AGREEMENTS

                                     BETWEEN

                               HALO RESOURCES LTD.
                                       AND
             HUDSON BAY EXPLORATION AND DEVELOPMENT COMPANY LIMITED.

                                      DATED

                                 MARCH 19, 2006.



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                                 PARK AGREEMENT



THIS AGREEMENT made as of the        day of                 , 2006.

BETWEEN:

                  HUDSON BAY EXPLORATION AND DEVELOPMENT COMPANY LIMITED, a corporation incorporated under the laws of Canada,

                  (hereinafter referred to as the "Optionor")

                                                             OF THE FIRST PART,


                                     - and -

                  HALO RESOURCES LTD., a corporation continued under the laws of British Columbia,

                  (hereinafter referred to as the "Optionee")

                                                            OF THE SECOND PART.

                  WHEREAS the Optionor is the sole recorded and beneficial owner of a 100% undivided interest in the Property (as hereinafter defined);

                  AND WHEREAS the Optionor desires to grant to the Optionee and the Optionee desires to receive from the Optionor an option to acquire a 100% interest in the Property, subject to Sections 13 and 14 herein;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the terms and conditions hereinafter contained and the sum of $2.00 now paid by the Optionee to the Optionor (receipt of which is hereby acknowledged) the parties hereto agree as follows:

1.       DEFINITIONS


         In this Agreement and in all schedules hereto the following words and terms where capitalized shall have the following meanings unless the context clearly indicates a contrary meaning:

         (a) "Agreement" means this agreement between the Optionor and the Optionee, including all Schedules hereto and any documents incorporated by reference and other amendments as permitted hereunder, and the expressions this "Agreement", "herein", "hereto" and other similar expressions refer to all of this agreement, including the Schedules, any documents incorporated by reference and other amendments permitted hereunder, and not to any particular Article, Section or Subsection;


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         (b)      "Anniversary   Date"  means  an   anniversary   date  of  this
                  Agreement;

         (c) "Area of Interest" means the area within one (1) kilometre from the existing boundaries of the Property as of the date of this Agreement but excluding any claims held by any other party as of the date of this Agreement, which excluded claims are more particularly described in Schedule "A" attached hereto;

         (d) "Back-in Right" means the right of the Optionor to acquire the Back-in Interest pursuant to Section 14;

         (e)      "Back-in Interest" has the meaning given to it in Section 14;

         (f)      "Back-in   Interest   Expenditures"   means  the  expenditures
                  required to be made by the Optionor upon exercise of the Back-in Right as set out in Section 14 hereof;

         (g) "Commencement of Commercial Production" means the date upon which Product from the Property, for other than testing purposes, has been processed for a period of thirty (30) consecutive production days at a rate equal to not less than seventy-five (75%) percent of the rate projected in the feasibility report, if any, prepared by or for the Optionee in respect of the Property;

         (h) "Environmental Laws" means all laws, statutes, regulations, ordinances, rules, requirements, policies, guidelines, by-laws, codes, orders, permits, directives, notices and approvals of all federal, territorial, provincial, municipal or local governmental or administrative authorities and related to environmental or occupational or public health or safety matters, or to the generation, handling, treatment, storage, transportation, disposal or clean up of pollutants, contaminants, hazardous or toxic substances, dangerous goods, ozone-depleting substances or other harmful substances or materials or to the reclamation, site rehabilitation, restoration, remediation, or other mine and related facilities closure requirements;

         (i)      "Expenditures" means:

                  A. all cash payments made by the Optionee in respect of the Property towards fulfillment of the expenditure requirements for this Agreement which meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba); plus

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                                     - 3 -


                  B. up to ten (10%) percent per annum of the amount of such qualifying expenditures referred to in Section 1(j)A. above, which may be applied towards overhead and expenditures that do not otherwise meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba);

         (j) "Feasibility Report" means a report prepared to analyze whether or not to proceed with mine development and exploration with respect to the Property in a form and of a scope that is generally acceptable to reputable financial institutions that provide financing to the mining industry;

         (k) "Joint Venture" means the entity formed upon the execution of the Joint Venture Agreement;

         (l) "Joint Venture Agreement" means an agreement relating to the development and operation of a joint venture formed pursuant to Section 14 (d);

         (m) "Net Sales Revenue" shall mean the actual proceeds received from any independent custom smelter, mill, mint or other purchaser for the sale of any Product extracted and derived from the Property, after deducting all charges and penalties for smelting and refining and the cost of transportation (to the smelter and thereafter to the mint), insurance premiums, sampling and assaying charges incurred after the Product has left the Property, and all appropriate mint charges;

         (n)      "Net  Smelter  Return  Royalty"  has the meaning  described in
                  Section 13 hereof;

         (o)      "Option" means the option described in Section 3 hereof;

         (p) "Option Exercise Date" has the meaning described in Section 6 hereof;

         (q)      "Option Period" means the four (4) year time period set out in
                  Section 3 hereof;

         (r) "Option Shares" means the shares described in Section 4 (f) hereof;

         (s) "Prime" means the prime interest rate charged by the Bank of Nova Scotia from time to time;


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         (t)      "Product" means all metals, ores,  concentrates,  minerals and mineral resources extracted or produced from the Property;

         (u) "Property" means those claims more particularly described in Schedule "A" attached hereto, all of which are situated in the Sherridon area of Manitoba, or such of them as at any relevant time have not been released by the Optionee under this Agreement together with any claims added to the definition by virtue of Section 10 hereof;

         (v) "Quarter" means each period of 3 calendar months starting on a Quarterly Date but so that the first Quarter under this Schedule shall start on the date of the Commencement of Commercial Production and end on the date immediately preceding the second Quarterly Date to occur after the date of the Commencement of Commercial Production;

         (w) "Quarterly Date" means 1 January, 1 April, 1 June and 1 October of each calendar year; and

         (x)      "Vesting of the Back-in  Right" has the meaning  described  in
                  Section 14.


         All monies referred to in this Agreement, unless otherwise noted, are expressed in Canadian dollars.


2.       REPRESENTATIONS

         (a) The Optionor represents and warrants to the Optionee that, as of the date hereof:

                  (i) it is the sole recorded and beneficial owner of the Property and, save for any rights granted to the Optionee, is in exclusive possession thereof;

                  (ii) it is duly incorporated and validly existing under the laws of Canada;

                  (iii) the Property is free and clear of all liens, charges, encumbrances, royalties or other third party interests of any kind whatsoever except for a charge noted by a registration in favour of BNY Trust
                           Company of Canada pursuant to a debenture dated December 10, 2004, given by the Optionor as security under a Trust Indenture dated December 21, 2004 which charge and registration will be discharged by the Option or forthwith upon the Optionee exercising the Option in accordance with the terms of this Agreement.


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                                     - 5 -


                  (iv) to the best of its knowledge, there are no pending or threatened actions, suits, claims or proceedings affecting the Property;

                  (v) except as disclosed in writing to the Optionee, it has not entered into any agreements in respect of the Property save for any agreements entered into with the Optionee;

                  (vi)     all  taxes,   rates  and  assessments  owing  on  the
                           Property have been paid and discharged in full;

                  (vii) the Optionor is not a party to any judicial or administrative proceeding which could have an adverse effect on the Optionee's rights under this Agreement;

                  (viii) the Property, as described in this Agreement, is correct as to claim number and all of the claims comprising the Property has been validly and properly staked, tagged and recorded in accordance with applicable law; and

                  (ix) except as disclosed in writing to the Optionee, there are no commitments of the Optionor to third parties relating to the Property which do or could have any direct or indirect effect on the rights granted to the Optionee hereunder.

         (b) The Optionee represents and warrants to the Optionor that, as of the date hereof:

                  (i) it is duly continued and existing under the laws of the Province of British Columbia;

                  (ii) the execution of this Agreement and the compliance with its provisions by it do not breach or contravene any provision of its constating documents and by-laws or any of its licenses, permits, agreements or privileges pursuant to which consent is necessary or which has not been obtained;

                  (iii) it does not have any undisclosed relationship or agreement with any other group or company that may be interested in acquiring the Property; and

                  (iv)     it is not,  to its  knowledge,  a party to any actual
                           judicial  or   administrative   procedure   which  is
                           materially adverse to this Agreement.

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                                     - 6 -



3.       GRANT OF OPTION

         Subject to Sections 13 and 14 hereof, the Optionor grants to the Optionee an exclusive and irrevocable option (the "Option") to earn a one hundred (100%) percent undivided interest in the Property together with all mining rights appertaining thereto exercisable in the manner referred to in Section 6, at any time for a period of four (4) years commencing from the date hereof until 5:00 p.m. central time on the fourth Anniversary Date of this Agreement or such earlier date as this Agreement is terminated in accordance with its terms (the "Option Period"), for the consideration and upon the terms and conditions hereinafter set forth.


4.       CONSIDERATION

         In consideration for the Optionor granting the Option to the Optionee, the Optionee shall make the following non-cumulative payments by way of cash as follows:

         (a)      $10,000 upon the signing of this Agreement;

         (b) $20,000 payable on or before the first Anniversary Date of this Agreement;

         (c) $30,000 payable on or before the second Anniversary Date of this Agreement;

         (d) $40,000 payable on or before the third Anniversary Date of this Agreement; and

         (e) $200,000 payable on or before the fourth Anniversary Date of this Agreement.

         (f) If the Optionee and the Optionor agree in writing, up to twenty-five (25%) percent of the payments to be made under
                  Section 4 (a) - (e) above may be paid to the Optionor by the issuance of common shares in the capital of the Optionee (the "Option Shares") to the Optionor in lieu of such payments. For the purposes of this paragraph, the Option Shares shall be deemed to have a value per share equal to the fifteen day average price of Option Shares at the end of trading for the fifteen trading days immediately prior to the date that the Optionee advises the Optionor that it will make the payment with Option Shares. The Optionee shall take all necessary corporate action to issue the Option Shares to the Optionor and to record the Option Shares on the books of the Optionee in the name of the Optionor. The issuance of the Option Shares to the Optionor hereunder shall be subject to compliance with applicable securities laws and the Optionee shall take all steps required to comply with applicable securities laws in

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                                     - 7 -


                  connection with the issuance of such Option Shares. The Optionee shall provide such documents, certificates, opinions of its counsel and other information as may reasonably be requested by the Optionor to satisfy itself as to the compliance of the issuance of the Option Shares with the terms of this Agreement and with applicable securities law.

         (g) All Option Shares issued or to be issued by the Optionee to the Optionor under and pursuant to this Agreement shall be subject to all applicable hold periods required by applicable securities laws and the TSX Venture Exchange. The issuance of any Option Shares shall be conditional upon (i) the Optionee obtaining all regulatory and third party consents or approvals being received, including those of the TSX Venture Exchange and applicable securities regulatory bodies; and (ii) the existence of an exemption from prospectus and registration requirements under applicable securities laws for the issuance of the Option Shares to the Optionor. In the event that the Optionee is unable to obtain such consents within six months of application therefore, the Optionee's obligation to make payments shall be payment in cash only.


5.       EXPENDITURES

         (a) As further consideration for the Optionor granting the Option to the Optionee, the Optionee shall incur non-cumulative Expenditures in the following amounts:

                  (i)      $10,000 prior to the first Anniversary Date;

                  (ii)     $50,000 prior to the second Anniversary Date; and

                  (iii)    $1,940,000 prior to the fourth Anniversary Date.

         (b) Except for the payment described in Section 4 (a) and any payments payable pursuant to Section 13 hereof, nothing in this Agreement shall be construed as obligating the Optionee to make any further payments or incur any further Expenditures, or to exercise the Option.


6.       EXERCISE OF OPTION

         (a)      Upon the  Optionee  making the cash  payments  as  required by
                  Section 4 and incurring total Expenditures of not less than two million ($2,000,000) dollars on or before the applicable dates as required by Section 5 (a) hereof, the Optionee may exercise the Option by written notice thereof to the Optionor and upon so doing, the Optionee shall have purchased, and the Optionor shall have sold, on the date the notice is received


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                                     - 8 -


                  by the Optionor (the "Option Exercise Date"), the Property and all of the Optionor's right, title and interest therein, subject only to the payment of the Net Smelter Return Royalty and the Back-in Right of the Optionor.

         (b) Upon exercise of the Option by the Optionee, the Optionor shall forthwith deliver to the Optionee transfers of the Property which, upon recording thereof, will be sufficient to register the Optionee as the sole recorded holder of the Property free of all liens, encumbrances, charges and claims of any nature or kind whatsoever. The Optionor shall execute and deliver to the Optionee all other documents, and shall do or cause to be made all such further actions in order to properly register the transfers and title in the name of the Optionee. Upon the receipt of the transfer documents described in this section, the Optionee shall forthwith record them at its own cost with the appropriate government office to effect the legal transfer of the Property to the Optionee, provided that the Optionee shall hold the Property subject to the terms of this Agreement and the Optionee shall record the Optionor's interest hereunder with the appropriate government office


7.       TERMINATION OF OPTION

         (a) Upon making the payment described in Section 4 (a), the Optionee may thereafter terminate the Option at any time and return all of the mining claims forming the Property to the Optionor by giving the Optionor written notice thereof.

         (b) Subject to earlier termination pursuant to this Section 7 (a), the Option shall automatically terminate if the Optionee does not make a payment or does not incur Expenditures in the amount and within the time period required by Sections 4 and 5, respectively, hereof. Notwithstanding the termination of the Option under this Section 7 (b), the Optionee shall not be released from its obligation to make the payment under Section 4 (a).

         (c)      Subject to earlier termination pursuant to Sections 7 (a) or 7
                  (b) hereof, the Option shall automatically terminate at 5:00 p.m. central time on the fourth Anniversary Date of this Agreement unless the Optionee has made the payments or incurred the Expenditures required by Sections 4 and 5, respective, hereof, and provided notice has been given to the Optionor in accordance with Section 6 hereof.

         (d)      Upon termination in accordance with Sections 7 (a), 7 (b) or 7
                  (c) hereof, the Optionee shall not suffer or incur any cost, penalty, damage, claim or expense of any kind whatsoever or have no further liabilities or unreleased obligations of any

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                                     - 9 -


                  kind whatsoever hereunder, save that the Optionee shall ensure that the Property shall remain in good standing for at least one (1) year after such termination.

         (e) Upon the termination of this Agreement, the Optionee shall have the right for thirty (30) days beyond the date of such termination to enter on, in or under that part of the Property affected by the termination, to remove therefrom such equipment, tools, materials, structures, apparatus or supplies brought thereon by the Optionee or on its behalf, and to the extent that the Optionee does not remove them they shall become the Property of the Optionor.

         (f) Upon termination of the Option pursuant to Section 7 herein, the Optionee shall forthwith record with the Mining Recorder and any other applicable government offices, such documents of the Property as shall be sufficient and as may be required to designate the Optionor as the sole recorded holder of the Property, free of all liens, encumbrances, charges and valid claims created by the act or omission of the Optionee (including those arising under applicable Environmental Laws), and the Optionee shall bear any and all costs related thereto.

         (g)      Any shares of the Optionee issued to the Optionor  pursuant to
                  Section 4 prior to the termination of the Option for any reason shall remain the property of the Optionor.


8.       COVENANTS OF THE OPTIONOR

         The Optionor shall:

         (a) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof not being transferred to the Optionee pursuant to Section 6 free and clear of all liens, charges, encumbrances or liabilities, including those pursuant to applicable Environmental Laws, of any kind whatsoever;

         (b) promptly transmit to the Optionee any notices pertaining to taxes, assessments and other charges received by the Optionor; and

         (c) not make any agreement whereby any third party may acquire any portion of the Optionor's interest in the Property otherwise than in accordance with this Agreement.


9.       COVENANTS OF OPTIONEE

         The Optionee shall:


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                                     - 10 -


         (a) maintain the Property in good standing and submit assessment work with respect to the Expenditures set out in Section 5 hereof according to applicable laws and regulations;

         (b) maintain the Property in good standing by the payment of taxes, assessments and rentals and the performance of all other actions which may be reasonably necessary in that regard;

         (c) permit the Optionor or its authorized representatives, at their own risk, with five (5) days prior notice to the Optionee, access to the Property at all reasonable times, provided that the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any property or other damage or injury
                  (including injury causing death) to the Optionor or its authorized representatives while on the Property, except for any costs, claims, liabilities and expenses incurred as a result of any negligent act or omission of the Optionee or its employees and agents;

         (d) permit the Optionor, at its sole discretion, to participate in any management reviews of the exploration programs relating to the Property;

         (e) do all work on the Property in a good and workmanlike fashion in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;

         (f) indemnify and save the Optionor harmless in respect of any and all costs claims, liabilities and expenses that the Optionor may incur or suffer, including those pursuant to the Environmental Laws, arising out of the Optionee's activities on the Property and, without limiting the generality of the foregoing shall, during the Option Period carry third party liability insurance of not less than Five Million ($5,000,000) Dollars in respect of its operations on the Property for the benefit of the Optionee and the Optionor as their interests may appear;

         (g) not make any agreement whereby any third party may acquire any portion of its interest in the Property or under this Agreement otherwise than in accordance with the provisions of this Agreement; and

         (h) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof, not being free and clear of all liens, charges, encumbrances, obligations or liabilities, including those pursuant to applicable Environmental Laws.


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                                     - 11 -


10.      AREA OF INTEREST

         During the term of this Agreement, the Optionor and the Optionee shall both be entitled to stake claims or otherwise acquire property within the Area of Interest. If either of the Optionee or the Optionor acquires, directly or indirectly, any interest in any claims (including by way of staking, option or joint venture) within the Area of Interest, any such claims shall be included in the definition of "Property", subject to any previous retained interest agreements in such claims. The cost (including by way of staking, option or joint venture) thereof will be paid by the Optionee within thirty (30) days of the acquisition of the interest by the Optionee.


11.      RIGHT TO ENTER IN, UNDER OR ON PROPERTY

         (a)      The   Optionee,   its   employees,   agents  and   independent
                  contractors shall have the exclusive right:

                  (i)      to enter in, under or on the Property;

                  (ii) to bring upon the Property such vehicles, equipment, portable structures and other apparatus as the Optionee shall in its sole discretion deem advisable;

                  (iii) to do such work and conduct and manage such programs on or under the Property as the Optionee shall in its sole discretion from time to time deem advisable;

                  (iv) to remove from the Property such materials for analysis and testing as the Optionee shall in it sole discretion deem advisable; and

                  (v)      to  have  quiet  and  exclusive   possession  of  the
                           Property from the date hereof and thereafter during the currency of the Option Period.

         (b) The Optionee shall keep full and complete records of all exploration work, diamond drilling and development of the said Property, together with the results of assays made, and, subject always to the terms of this Agreement, all of such records shall, at a minimum advance notice of thirty (30) days, be available for inspection, prior to exercise of the Option by the Optionor or its agent who may make copies thereof at the Optionor's sole cost and take extracts therefrom. If the Option is terminated or otherwise not exercised by the Optionee, the Optionee shall on request by the Optionor, deliver to the Optionor a copy of any part or all of such records.

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                                     - 12 -


12.      OPTIONEE'S RIGHT TO RELEASE PROPERTY

         The Optionee shall, in its sole discretion, upon written notice to the Optionor, have the right to release from the provisions of this Agreement from time to time any or all of the mining claims forming the Property, provided that the Optionee shall ensure that any such mining claim or part thereof so released will remain in good standing for a period of at least one (1) year after the giving of the notice of release. If the Optionee gives notice of such release, it shall specify therein the mining claims or part thereof it is so releasing and shall forthwith execute and attend to the registration, at the Optionee's cost, of such transfers as may be required to transfer to the Optionor all right, title and interest of the Optionee in and to the mining claims or part thereof so released, free and clear of all liens, claims, and other encumbrances of any kind whatsoever, including those arising pursuant to applicable Environmental Laws, save those which are the result of any act or omission of the Optionor or any employee or agent thereof.


13.      NET SMELTER RETURN ROYALTY

         (a) If the Option is exercised, the Optionor shall be entitled to receive the Net Smelter Return Royalty from the Optionee, payable from the date of the Commencement of Commercial Production, calculated and paid in accordance with Schedule "B" attached hereto, provided that if the Optionor exercises its Back-in Right in accordance with Section 14 hereof, the Optionor's right to receive the Net Smelter Return Royalty shall terminate.

         (b) The Net Smelter Return Royalty shall be payable by the Optionee in Canadian Dollars and shall be paid quarterly in arrears within sixty (60) days of the end of the quarter to which it relates.

         (c) To the extent permitted by the applicable law, the Net Smelter Return Royalty shall run with, attach to, and bind the land underlying the Property. Upon becoming entitled to the Net Smelter Return Royalty, and subject to the Optionor's exercise of the Back-in Right, nothing contained in this Agreement shall be construed as conferring on the Optionor any right to or interest in the Property, except the right to receive the Net Smelter Return Royalty as and when due.

         (d) All payments of the Net Smelter Return Royalty to the Optionor shall be deemed final and in full satisfaction of all obligations of the Optionee in respect thereof if such payments or the calculation thereof are not disputed by the Optionor within sixty (60) days after receipt of the Net Smelter Return Royalty payment and statement.

         (e) Unless the Optionor has exercised its Back-in Right, any decision regarding the Commencement of Commercial Production shall be at the sole discretion of the Optionee, and the Optionee shall be under no obligation, and nothing in this Agreement shall be construed as creating an obligation upon the Optionee, to place the Property into production and, in the event the Property is placed into production and operated as a mine, the Optionee shall have the unfettered right to suspend or curtail any such operation as it in its sole discretion may determine.


14.               BACK-IN RIGHT

         (a) For a period of sixty (60) days following the date of the Optionor receiving all of the exploration results and confirmation of Expenditures from the Optionee, the Optionor shall, at its discretion, have the right to elect by notice in writing delivered to the Optionee:

                  (i) to hold the two (2%) percent Net Smelter Return Royalty as set out in Section 13 hereof and, in such case, the Optionee will hold a one hundred (100%) percent undivided participating interest in the Property; or

                  (ii) to exercise its right (the "Back-in Right") to acquire a fifty-one (51%) percent undivided interest in the Property by giving notice of such election in writing to the Optionee on or before the expiration of such sixty (60) day period. If the Optionor fails or neglects to give such a notice, it shall have no interest in the Property other than the Net Smelter Return Royalty pursuant to Section 13 hereof.

         (b) If the Optionor exercises its Back-in Right by giving notice to the Optionee pursuant to Section 14 (a) hereof, the Back-in Right shall vest in the Optionor when the Optionor incurs one hundred and thirty-five (135) percent of the Expenditures incurred by the Optionee on the Property (the "Back-in Interest Expenditures") within two (2) years after receipt by the Optionee of such notice by the Optionor (the "Vesting of the Back-in Right"). During this two (2) year period, the provisions of this Agreement hereof shall apply, mutatis mutandis, so that the Optionor, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionee, and its employees, agents and independent contractors, set forth in this Agreement and the Optionee, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionor, the employees, agents and independent contractors set for in this Agreement provided, that this shall not relieve either the Optionor or Optionee for responsibility under those Articles for their acts and omissions for the period prior to the two (2) year period.

         (c) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions of the Joint Venture Agreement contemplated by Section 14 (d) upon the Optionor incurring the Back-in Interest Expenditures in accordance with Section 14
                  (b), with the initial undivided participating interests of the Optionor and Optionee in the Property being fifty-one (51%) percent and forty-nine (49%) percent, respectively; provided, if the Optionor does not incur the Back-in Interest Expenditures in accordance with Section 14 (b), the Optionee shall be deemed to have a retained one hundred (100%) percent undivided participating interest in the Property and the Optionor shall be entitled to the Net Smelter Royalty pursuant to Section 13.

         (d) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions usual in the mining industry for the purpose of further exploring, developing and exploiting the Property. The Joint Venture Agreement shall include INTER
                  ALIA: (i) rights of first refusal so that if either party wishes to dispose of its interest in the Property the other party shall have the right to purchase that interest; and (ii) all decisions to be made concerning the Property, including the approval of programs, budgets, and the determination of amounts to be expended by the Joint Venture, shall be made by votes of representatives of the parties holding an interest in the Property, in proportion to the respective interest then held by them in the Property. The initial undivided participating interests of the Optionor and Optionee in the Property shall be fifty-one (51%) percent and forty-nine (49%) percent, respectively.

         (e) Upon the parties entering into a Joint Venture Agreement pursuant to Section 14 (d), the parties shall immediately form a joint venture (the "Joint Venture") after which the parties shall share all future funding of exploration and other expenditures proportionately to their interest in the Property (each, a "Venture Interest"). The parties shall use their best efforts to execute a definitive agreement governing the Joint Venture which shall incorporate the terms set out herein in respect of their relationship in the Joint Venture and such other terms as the parties may agree.

         (f) If either party elects not to fund its share of future Joint Venture expenditures its Venture Interest shall be diluted based on expenditures incurred, with the Optionor being initially deemed to have spent $2,500,000 for a fifty-one (51%) percent interest and the Optionee being initially deemed to have spent $2,000,000 for a forty-nine (49%) percent interest upon formation of the Joint Venture. Each party's interest in the Property shall be calculated and re-calculated from time to time to the nearest four decimal places expressed as a percent, so that each party's interest shall be that percentage obtained by multiplying by 100 the result obtained when the aggregate of that party's deemed and actual expenditures on the Property is divided by the aggregate of both parties' deemed and actual expenditures on the Property. Actual expenditures are those incurred after Vesting of the Back-in Right to the Optionor. If either party's Venture Interest is reduced to ten (10%) percent or less, its Venture Interest shall be converted to a two (2%) percent Net Smelter Return Royalty calculated and paid in the manner described in Schedule "B".

         (g) Subject to available capacity and compatibility with the then current facilities and through put of Hudson Bay Mining and Smelting Co., Limited, the parties confirm that it is their intention that any Product derived from the Property be milled, concentrated, refined or otherwise treated at existing facilities owned or operated by Hudson Bay Mining and Smelting Co., Limited, whether pursuant to the Joint Venture or in the event that the Optionor has not exercised the Back-in-Right, at cost plus a reasonable fee to be negotiated by the Optionee and Hudson Bay Mining and Smelting Co., Limited.


15.      ARBITRATION

         In the event of any dispute between the Optionor and the Optionee with respect to this Agreement or any matter governed by this Agreement which the Optionor and Optionee are unable to resolve, the matter shall be decided by arbitration. The party desiring arbitration shall nominate one arbitrator and shall notify the other party of such nomination and the other party shall within thirty (30) days after receiving such notice nominate one arbitrator, and the two arbitrators shall select an umpire to act jointly with them. If the said arbitrators shall be unable to agree upon the selection of such umpire, the umpire shall be designated by any Justice of the Court of Queen's Bench of Manitoba. If the party receiving the notice of nomination of an arbitrator by the party desiring arbitration fails within the said thirty (30) days to nominate an arbitrator, then the arbitrator nominated by the party desiring arbitration may proceed alone to determine the dispute. Any decision reached pursuant to this Section 15 shall be final and binding upon the parties. Insofar as they do not conflict with the provisions hereof, the provisions of THE ARBITRATION ACT (Manitoba) as amended from time to time shall be applicable.

16.      CONFIDENTIALITY

         All information, data and results relating to or derived from the Property and operations thereon that either the Optionee or Optionor may receive or become aware of through the provisions of this Agreement, shall be kept confidential and shall not be disclosed or used in any manner by the Optionee or Optionor except as such disclosure may otherwise be required by law, or required to enforce any provision hereof, or as may be mutually agreed in writing by the parties.

17.      NOTICE

         (a) Any notice, document, cheque or thing required or permitted to be given or delivered hereunder shall be deemed to be properly given or delivered if:

                  (i) delivered in person and left with any person who must be an employee of the party receiving such notice at the relevant address set forth below; or

                  (ii) sent in a prepaid registered letter deposited in a post office; or

                  (iii)    sent by facsimile;

                  and if to the Optionor, addressed to,

                  Hudson Bay Exploration and Development Company Limited
                  Box 1500
                  Flin Flon, Manitoba  R8A 1N9
                  Attention: President
                  Facsimile No. 204-687-2769

                  and if to the Optionee, addressed to:

                  Halo Resources Ltd.
                  1280 - 625 Howe Street
                  Vancouver, BC   V6C 2T6
                  Attention: President
                  Facsimile No. 604-484-0069

                  Any notice or delivery so given shall be deemed to have been given and received on actual receipt of the letter, facsimile received or on the day of delivery in person as the case may be (provided that such day is a business day and, if it is not, on the following business day).

         (b) Any party may from time to time by notice in writing delivered in accordance with the provisions of Section 17 (a) herein change its address for the purposes of this Section 17;

         (c) Any payment that the Optionee shall make to the Optionor hereunder shall be deemed to have been properly made if a cheque payable to the Optionor in the amount thereof, has been delivered to the Optionor in accordance with the provisions of this Section 17, unless such cheques are not honoured on presentation for payment.


18.      AGREEMENT OPTION ONLY

         Subject to Section 14 hereof, this Agreement is an option only and shall not be construed to create a partnership or the relationship of principal and agent or any other similar relationship between the Optionor and the Optionee.

19.      TIME OF ESSENCE

         Time shall be of the essence hereof.

20.      FORCE MAJEURE

         The Option Period and the time or times within which payments may or shall be made hereunder and all other time limitations hereunder shall be extended for a period of time equal to the total of all periods of time during which the Optionee is prevented from or seriously impeded in doing any prospecting, exploration, development and/or other mining work in, on or under the Property by reason of fires, power shortages, strikes, walk-outs, inability to obtain suitable machinery, labour or supplies, wars, riots, acts of God or the Queen's enemies, actions by aboriginal peoples or environmentalists, interference by civil or military authorities, litigation, governmental regulations or any other cause or causes (whether or not of the same class or kind as those enumerated above) beyond the reasonable control of the Optionee. The Optionee shall provide to the Optionor notice of the beginning of the period of the force majeure and the end of the period of force majeure in accordance with the terms of Section 17 hereof.

21.      ENTIRE AGREEMENT

         This Agreement supersedes all prior negotiations and agreements and contains the entire understanding between the parties hereto, including the Letter of Intent, and may be modified only by instrument in writing signed by the party or parties against which the modification is asserted.

22.      INDEMNITY

         The Optionor and the Optionee agree to indemnify and save the other harmless from all claims, charges, suits, liens, costs, damages, penalties, or other liabilities of any kind whatsoever suffered or incurred by a party and which arise out of or are incidental to a breach of any warranty, covenant, representation, term, or condition of this Agreement.

23.      FURTHER ASSURANCES

         The Optionee and the Optionor agree that either before or after the termination of this Agreement they will execute all documents and do all acts and things as the other party may reasonably request and as may be lawful and within their power to do to carry out the intent of this Agreement.

24.      ASSIGNMENT

         The Optionor may, at its sole discretion, transfer, assign, or convey its rights and obligations in this Agreement to Hudson Bay Mining & Smelting Co., Limited or any other affiliate of the Optionor. Otherwise, this Agreement and the rights and obligations of either party hereto shall not be transferred, assigned or conveyed without the prior written consent of the other party, such consent not to be unreasonably withheld.

25.      JURISDICTION

         This Agreement shall be governed by the laws of the Province of Manitoba and the parties hereto submit to such jurisdiction.

26.      HEADINGS

         The headings herein are inserted for convenience of reference only and shall not be used in interpreting or construing this Agreement.

27.      ENUREMENT


         This Agreement shall enure to and be binding upon the parties hereto and their respective successors and assigns.

28.      SURVIVAL

         The parties hereto agree that all covenants, representations, warranties, terms and conditions contained in this Agreement shall not merge on closing or upon the delivery of any documents contemplated herein, but shall, in respect of the Property, survive thereafter for a period of two (2) years from the date that it is released by the Optionee under Section 12, the date that the Option is terminated under
         Section 7 hereof or the date that the Option is exercised under Section 6 hereof, as the case may be.


          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                      HUDSON BAY EXPLORATION AND
                                      DEVELOPMENT COMPANY LIMITED

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------


                                      HALO RESOURCES LTD.

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------

                                  SCHEDULE "A"


                  PROPERTY

                  Par #203  P74157
                  Par #204 P74158
                  Par #205 P74159
                  Par #242 P74196
                  Par #243 P74197
                  Par #214 P74168
                  Par #215 P74169
                  Par #216 P74170
                  Par #241 P74195

                                  SCHEDULE "B"

                           NET SMELTER RETURN ROYALTY

1.       Net Smelter Return Royalty

         (a) There shall accrue for each Quarter following the date of the Commencement of Commercial Production an amount in dollars equal to two (2%) percent of the Net Sales Revenue. Each sum so accrued shall be payable by the Optionee to the Optionor in accordance with the provisions of paragraph 2 below.

         (b) The Optionee shall, as soon as practicable after the end of each Quarter following the date of Commencement of Commercial Production and in any event within thirty (30) business days, determine the Net Smelter Return Royalty for the previous Quarter in accordance with this Section 1(a) and shall deliver to the Optionor promptly thereafter a statement (the "NET SMELTER RETURN STATEMENT") showing such Net Smelter Return Royalty and setting out in detail its calculations of such Net Smelter Return Royalty.

         (c) If the amount of Net Smelter Returns is not ascertainable for a calendar quarter, it shall be estimated as nearly as possible at the time for payment and an adjustment shall be made at the end of each calendar year. Within ninety (90) days following the end of each calendar year, commencing with the year in which the date of the Commencement of Commercial Production falls, the Optionee shall deliver a statement of the Net Smelter Returns for the year duly certified as correct by an independent Chartered Accountant appointed by the Optionee for such purposes. The Optionor shall have the right within a period of three (3) months from receipt of such certified statement to conduct an independent audit at its own cost and expense, the right to review the Optionee's books and records relating thereto and an opportunity to discuss issues raised with the independent Chartered Accountant. The Optionee shall immediately pay to the Optionor any additional Net Smelter Return Royalty found by such independent audit to be payable in respect of the previous calendar year. In the event such audit indicates that the Optionee's statements were more than five (5%) percent different than that assessed by the independent audit, then the cost of such independent audit shall be borne by the Optionee.

         (d) If any portion of the Product extracted and derived from the Property are sold to a purchaser owned or controlled by the Optionee or treated by a smelter owned or controlled by the Optionee, the actual proceeds received shall be deemed to be an amount equal to what could be obtained from a purchaser or a smelter not so owned or controlled in respect of Product of like quality and quantity after deducting therefrom a charge equal to the transportation cost which would have been incurred had the material been sold to such third party purchaser or smelter.

2.       Payment

         (a) Each sum which shall accrue pursuant to Section 1(a) above shall be payable by the Optionee to the Optionor in full upon the Optionee's delivery of the Net Smelter Return Royalty Statement or as soon as possible thereafter and, in any event, within forty (40) business days of the end of the Quarter to which such sum relates.

         (b) All payments to be made by the Optionee under this Schedule shall be made in Canadian dollars in same day funds to such account at such bank or office as the Optionor shall designate by not less than two (2) business days' notice to Optionee.

         (c) The Optionee shall, if requested to do so by any of the Optionor, produce to the Optionor the underlying evidence supporting each of the Net Smelter Return Royalty Statements delivered with a view to the Optionor verifying each such statement.

         (d) Each payment by the Optionee under this Schedule shall be made (except to the extent required by law) without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any taxes unless the Optionee is required by law to make such payment subject to the deduction or withholding of any taxes in which case the sum payable by the Optionee in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Optionor receive and retain (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

                                 FUD AGREEMENT


THIS AGREEMENT made as of the        day of              , 2006.

BETWEEN:

                  HUDSON BAY EXPLORATION AND DEVELOPMENT COMPANY LIMITED, a corporation incorporated under the laws of Canada,

                  (hereinafter referred to as the "Optionor")

                                                              OF THE FIRST PART,

                                     - and -

                  HALO RESOURCES LTD., a corporation continued under the laws of British Columbia,

                  (hereinafter referred to as the "Optionee")

                                                             OF THE SECOND PART.

         WHEREAS the Optionor is the sole recorded and beneficial owner of a 100% undivided interest in the Property (as hereinafter defined);

         AND WHEREAS the Optionor desires to grant to the Optionee and the Optionee desires to receive from the Optionor an option to acquire a 100% interest in the Property, subject to Sections 13 and 14 herein;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the terms and conditions hereinafter contained and the sum of $2.00 now paid by the Optionee to the Optionor (receipt of which is hereby acknowledged) the parties hereto agree as follows:

1.       DEFINITIONS

         In this Agreement and in all schedules hereto the following words and terms where capitalized shall have the following meanings unless the context clearly indicates a contrary meaning:

         (a) "Agreement" means this agreement between the Optionor and the Optionee, including all Schedules hereto and any documents incorporated by reference and other amendments as permitted hereunder, and the expressions this "Agreement", "herein", "hereto" and other similar expressions refer to all of this agreement, including the Schedules, any documents incorporated by reference and other amendments permitted hereunder, and not to any particular Article, Section or Subsection;

         (b)      "Anniversary   Date"  means  an   anniversary   date  of  this
                  Agreement;

         (c) "Back-in Right" means the right of the Optionor to acquire the Back-in Interest pursuant to Section 14;

         (d)      "Back-in Interest" has the meaning given to it in Section 14;

         (e)      "Back-in   Interest   Expenditures"   means  the  expenditures
                  required to be made by the Optionor upon exercise of the Back-in Right as set out in Section 14 hereof;

         (f) "Commencement of Commercial Production" means the date upon which Product from the Property, for other than testing purposes, has been processed for a period of thirty (30) consecutive production days at a rate equal to not less than seventy-five (75%) percent of the rate projected in the feasibility report, if any, prepared by or for the Optionee in respect of the Property;

         (g) "Environmental Laws" means all laws, statutes, regulations, ordinances, rules, requirements, policies, guidelines, by-laws, codes, orders, permits, directives, notices and approvals of all federal, territorial, provincial, municipal or local governmental or administrative authorities and related to environmental or occupational or public health or safety matters, or to the generation, handling, treatment, storage, transportation, disposal or clean up of pollutants, contaminants, hazardous or toxic substances, dangerous goods, ozone-depleting substances or other harmful substances or materials or to the reclamation, site rehabilitation, restoration, remediation, or other mine and related facilities closure requirements;

         (h)      "Expenditures" means:

                  A. all cash payments made by the Optionee in respect of the Property towards fulfillment of the expenditure requirements for this Agreement which meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba); plus

                  B. up to ten (10%) percent per annum of the amount of such qualifying expenditures referred to in Section 1(h)A. above, which may be applied towards overhead and expenditures that do not otherwise meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba);

         (i) "Feasibility Report" means a report prepared to analyze whether or not to proceed with mine development and exploration with respect to the Property in a form and of a scope that is generally acceptable to reputable financial institutions that provide financing to the mining industry;

         (j) "Joint Venture" means the entity formed upon the execution of the Joint Venture Agreement;

         (k) "Joint Venture Agreement" means an agreement relating to the development and operation of a joint venture formed pursuant to Section 14 (d);

         (l) "Net Sales Revenue" shall mean the actual proceeds received from any independent custom smelter, mill, mint or other purchaser for the sale of any Product extracted and derived from the Property, after deducting all charges and penalties for smelting and refining and the cost of transportation (to the smelter and thereafter to the mint), insurance premiums, sampling and assaying charges incurred after the Product has left the Property, and all appropriate mint charges;

         (m)      "Net  Smelter  Return  Royalty"  has the meaning  described in
                  Section 13 hereof;

         (n)      "Option" means the option described in Section 3 hereof;

         (o) "Option Exercise Date" has the meaning described in Section 6 hereof;

         (p) "Option Period" means the three (3) year time period set out in Section 3 hereof;

         (q) "Option Shares" means the shares described in Section 4(b) hereof;

         (r) "Prime" means the prime interest rate charged by the Bank of Nova Scotia from time to time;

         (s) "Product" means all metals, ores, concentrates, minerals and mineral resources extracted or produced from the Property;

         (t) "Property" means those claims more particularly described in Schedule "A" attached hereto, all of which are situated in the Sherridon area of Manitoba, or such of them as at any relevant time have not been released by the Optionee under this;

         (u) "Quarter" means each period of 3 calendar months starting on a Quarterly Date but so that the first Quarter under this Schedule shall start on the date of the Commencement of Commercial Production and end on the date immediately preceding the second Quarterly Date to occur after the date of the Commencement of Commercial Production;

         (v) "Quarterly Date" means 1 January, 1 April, 1 June and 1 October of each calendar year; and

         (w)      "Vesting of the Back-in  Right" has the meaning  described  in
                  Section 14.

         All monies referred to in this Agreement, unless otherwise noted, are expressed in Canadian dollars.

2.       REPRESENTATIONS

         (a) The Optionor represents and warrants to the Optionee that, as of the date hereof:

                  (i) it is the sole recorded and beneficial owner of the Property and, save for any rights granted to the Optionee, is in exclusive possession thereof;

                  (ii) it is duly incorporated and validly existing under the laws of Canada;

                  (iii) the Property is free and clear of all liens, charges, encumbrances, royalties or other third party interests of any kind whatsoever except for a charge noted by a registration in favour BNY Trust Company of Canada pursuant to a debenture dated December 10, 2004, given by the Optionor as security under a Trust Indenture dated December 21, 2004, which charge and registration will be discharged by the Option or forthwith upon the Optionee exercising the Option in accordance with the terms of this Agreement;

                  (iv) to the best of its knowledge, there are no pending or threatened actions, suits, claims or proceedings affecting the Property;

                  (v) except as disclosed in writing to the Optionee, it has not entered into any agreements in respect of the Property save for any agreements entered into with the Optionee;

                  (vi)     all  taxes,   rates  and  assessments  owing  on  the
                           Property have been paid and discharged in full;

                  (vii) the Optionor is not a party to any judicial or administrative proceeding which could have an adverse effect on the Optionee's rights under this Agreement;

                  (viii) the Property, as described in this Agreement, is correct as to claim number and all of the claims comprising the Property has been validly and properly staked, tagged and recorded in accordance with applicable law; and

                  (ix) except as disclosed in writing to the Optionee, there are no commitments of the Optionor to third parties relating to the Property which do or could have any direct or indirect effect on the rights granted to the Optionee hereunder.

         (b) The Optionee represents and warrants to the Optionor that, as of the date hereof:

                  (i) it is duly continued and validly existing under the laws of the Province of British Columbia;

                  (ii) the execution of this Agreement and the compliance with its provisions by it do not breach or contravene any provision of its constating documents and by-laws or any of its licenses, permits, agreements or privileges pursuant to which consent is necessary or which has not been obtained;

                  (iii) it does not have any undisclosed relationship or agreement with any other group or company that may be interested in acquiring the Property; and

                  (iv)     it is not,  to its  knowledge,  a party to any actual
                           judicial  or   administrative   procedure   which  is
                           materially adverse to this Agreement.


3.       GRANT OF OPTION

         Subject to Sections 13 and 14 hereof, the Optionor grants to the Optionee an exclusive and irrevocable option (the "Option") to earn a one hundred (100%) percent undivided interest in the Property together with all mining rights appertaining thereto exercisable in the manner referred to in Section 6, at any time for a period of three (3) years commencing from the date hereof until 5:00 p.m. central time on the third Anniversary Date of this Agreement or such earlier date as this Agreement is terminated in accordance with its terms (the "Option Period"), for the consideration and upon the terms and conditions hereinafter set forth.

4.       CONSIDERATION

         (a) In consideration for the Optionor granting the Option to the Optionee, the Optionee shall make the following non-cumulative payments by way of cash or the equivalent amount of shares of the Optionee as follows:

                  (i)      $10,000 upon the signing of this Agreement;

                  (ii) $30,000 payable on or before the first Anniversary Date of this Agreement; and

                  (iii) $60,000 payable on or before the second Anniversary Date of this Agreement.

         (b) If the Optionee and the Optionor agree in writing, up to fifty (50%) percent of the payments to be made under Section 4 (a) above may be paid to the Optionor by the issuance of common shares in the capital of the Optionee (the "Option Shares") to the Optionor in lieu of such payments. For the purposes of this paragraph, the Option Shares shall be deemed to have a value per share equal to the fifteen day average price of Option Shares at the end of trading for the fifteen trading days immediately prior to the date that the Optionee advises the Optionor that it will make the payment with Option Shares. The Optionee shall take all necessary corporate action to issue the Option Shares to the Optionor and to record the Option Shares on the books of the Optionee in the name of the Optionor. The issuance of the Option Shares to the Optionor hereunder shall be subject to compliance with applicable securities laws and the Optionee shall take all steps required to comply with applicable securities laws in connection with the issuance of such Option Shares. The Optionee shall provide such documents, certificates, opinions of its counsel and other information as may reasonably be requested by the Optionor to satisfy itself as to the compliance of the issuance of the Option Shares with the terms of this Agreement and with applicable securities law.

         (c) All Option Shares issued or to be issued by the Optionee to the Optionor under and pursuant to this Agreement shall be subject to all applicable hold periods required by applicable securities laws and the TSX Venture Exchange. The issuance of any Option Shares shall be conditional upon (i) the Optionee obtaining all regulatory and third party consents or approvals being received, including those of the TSX Venture Exchange and applicable securities regulatory bodies; and (ii) the existence of an exemption from prospectus and registration requirements under applicable securities laws for the issuance of the Option Shares to the Optionor. In the event that the Optionee is unable to obtain such consents within six months of application therefore, the Optionee's obligation to make payments shall be payment in cash only.

5.       EXPENDITURES

         (a) As further consideration for the Optionor granting the Option to the Optionee, the Optionee shall incur non-cumulative Expenditures in the following amounts:

                  (i)      $10,000 prior to the first Anniversary Date; and

                  (ii)     $790,000 prior to the third Anniversary Date.

         (b) Except for the payment described in Section 4 (a) (i) and any payments payable pursuant to section 13 hereof, nothing in this Agreement shall be construed as obligating the Optionee to make any further payments or incur any further Expenditures, or to exercise the Option.

6.       EXERCISE OF OPTION

         (a) Upon the Optionee making the cash payments, or issuing to the Optionor the Option Shares, as required by Section 4 and incurring total Expenditures of not less than eight hundred thousand ($800,000) dollars on or before the applicable dates as required by Section 5 (a) hereof, the Optionee may exercise the Option by written notice thereof to the Optionor and upon so doing, the Optionee shall have purchased, and the Optionor shall have sold, on the date the notice is received by the Optionor (the "Option Exercise Date"), the Property and all of the Optionor's right, title and interest therein, subject only to the payment of the Net Smelter Return Royalty and the Back-in Right of the Optionor.

         (b) Upon exercise of the Option by the Optionee, the Optionor shall forthwith deliver to the Optionee transfers of the Property which, upon recording thereof, will be sufficient to register the Optionee as the sole recorded holder of the Property free of all liens, encumbrances, charges and claims of any nature or kind whatsoever. The Optionor shall execute and deliver to the Optionee all other documents, and shall do or cause to be made all such further actions in order to properly register the transfers and title in the name of the Optionee. Upon the receipt of the transfer documents described in this section, the Optionee shall forthwith record them at its own cost with the appropriate government office to effect the legal transfer of the Property to the Optionee, provided that the Optionee shall hold the Property subject to the terms of this Agreement and the Optionee shall record the Optionor's interest hereunder with the appropriate government office.

7.       TERMINATION OF OPTION

         (a) Upon making the payment described in Section 4 (a) (i), the Optionee may thereafter terminate the Option at any time and return all of the mining claims forming the Property to the Optionor by giving the Optionor written notice thereof.

         (b) Subject to earlier termination pursuant to this Section 7 (a), the Option shall automatically terminate if the Optionee does not make a payment or does not incur Expenditures in the amount and within the time period required by Sections 4 and 5, respectively, hereof. Notwithstanding the termination of the Option under this Section 7 (b), the Optionee shall not be released from its obligation to make the payment under Section 4 (a) (i).

         (c)      Subject to earlier termination pursuant to Sections 7 (a) or 7
                  (b) hereof, the Option shall automatically terminate at 5:00 p.m. central time on the third Anniversary Date of this Agreement unless the Optionee has made the payments or incurred the Expenditures required by Sections 4 and 5, respective, hereof, and provided notice has been given to the Optionor in accordance with Section 6 hereof.

         (d)      Upon termination in accordance with Sections 7 (a), 7 (b) or 7
                  (c) hereof, the Optionee shall not suffer or incur any cost, penalty, damage, claim or expense of any kind whatsoever or have no further liabilities or unreleased obligations of any kind whatsoever hereunder, save that the Optionee shall ensure that the Property shall remain in good standing for at least one (1) year after such termination.

         (e) Upon the termination of this Agreement, the Optionee shall have the right for thirty (30) days beyond the date of such termination to enter on, in or under that part of the Property affected by the termination, to remove therefrom such equipment, tools, materials, structures, apparatus or supplies brought thereon by the Optionee or on its behalf, and to the extent that the Optionee does not remove them they shall become the Property of the Optionor.

         (f) Upon termination of the Option pursuant to Section 7 herein, the Optionee shall forthwith record with the Mining Recorder and any other applicable government offices, such documents of the Property as shall be sufficient and as may be required to designate the Optionor as the sole recorded holder of the Property, free of all liens, encumbrances, charges and valid claims created by the act or omission of the Optionee (including those arising under applicable Environmental Laws), and the Optionee shall bear any and all costs related thereto.

         (g)      Any shares of the Optionee issued to the Optionor  pursuant to
                  Section 4 prior to the termination of the Option for any reason shall remain the property of the Optionor.

8.       COVENANTS OF THE OPTIONOR

         The Optionor shall:

         (a) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof not being transferred to the Optionee pursuant to Section 6 free and clear of all liens, charges, encumbrances or liabilities, including those pursuant to applicable Environmental Laws, of any kind whatsoever;

         (b) promptly transmit to the Optionee any notices pertaining to taxes, assessments and other charges received by the Optionor; and

         (c) not make any agreement whereby any third party may acquire any portion of the Optionor's interest in the Property otherwise than in accordance with this Agreement.

9.       COVENANTS OF OPTIONEE

         The Optionee shall:

         (a) maintain the Property in good standing and submit assessment work with respect to the Expenditures set out in Section 5 hereof according to applicable laws and regulations;

         (b) maintain the Property in good standing by the payment of taxes, assessments and rentals and the performance of all other actions which may be reasonably necessary in that regard;

         (c) permit the Optionor or its authorized representatives, at their own risk, and with five (5) days prior notice to the Optionee, access to the Property at all reasonable times, provided that the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any property or other damage or injury
                  (including injury causing death) to the Optionor or its authorized representatives while on the Property, except for any costs, claims, liabilities and expenses incurred as a result of any negligent act or omission of the Optionee or its employees and agents;

         (d) do all work on the Property in a good and workmanlike fashion in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;

         (e) indemnify and save the Optionor harmless in respect of any and all costs claims, liabilities and expenses that the Optionor may incur or suffer, including those pursuant to the Environmental Laws, arising out of the Optionee's activities on the Property and, without limiting the generality of the foregoing shall, during the Option Period carry third party liability insurance of not less than Five Million ($5,000,000) Dollars in respect of its operations on the Property for the benefit of the Optionee and the Optionor as their interests may appear;

         (f) not make any agreement whereby any third party may acquire any portion of its interest in the Property or under this Agreement otherwise than in accordance with the provisions of this Agreement; and

         (g) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof, not being free and clear of all liens, charges, encumbrances, obligations or liabilities, including those pursuant to applicable Environmental Laws.

10.      ADDITIONAL LAND

         Notwithstanding anything to the contrary contained herein, each of the Optionor and the Optionee retains the right to stake or otherwise acquire additional land which shall not form a part of this Agreement.

11.      RIGHT TO ENTER IN, UNDER OR ON PROPERTY

         (a)      The   Optionee,   its   employees,   agents  and   independent
                  contractors shall have the exclusive right:

                  (i)      to enter in, under or on the Property;

                  (ii) to bring upon the Property such vehicles, equipment, portable structures and other apparatus as the Optionee shall in its sole discretion deem advisable;

                  (iii) to do such work and conduct and manage such programs on or under the Property as the Optionee shall in its sole discretion from time to time deem advisable;

                  (iv) to remove from the Property such materials for analysis and testing as the Optionee shall in it sole discretion deem advisable; and

                  (v)      to  have  quiet  and  exclusive   possession  of  the
                           Property from the date hereof and thereafter during the currency of the Option Period.

         (b) The Optionee shall keep full and complete records of all exploration work, diamond drilling and development of the said Property, together with the results of assays made, and, subject always to the terms of this Agreement, all of such records shall, at a minimum advance notice of thirty (30) days, be available for inspection, prior to exercise of the Option by the Optionor or its agent who may make copies thereof at the Optionor's sole cost and take extracts therefrom. If the Option is terminated or otherwise not exercised by the Optionee, the Optionee shall on request by the Optionor, deliver to the Optionor a copy of any part or all of such records.

12.      OPTIONEE'S RIGHT TO RELEASE PROPERTY

         The Optionee shall, in its sole discretion, upon written notice to the Optionor, have the right to release from the provisions of this Agreement from time to time any or all of the mining claims forming the Property, provided that the Optionee shall ensure that any such mining claim or part thereof so released will remain in good standing for a period of at least one (1) year after the giving of the notice of release. If the Optionee gives notice of such release, it shall specify therein the mining claims or part thereof it is so releasing and shall forthwith execute and attend to the registration, at the Optionee's cost, of such transfers as may be required to transfer to the Optionor all right, title and interest of the Optionee in and to the mining claims or part thereof so released, free and clear of all liens, claims, and other encumbrances of any kind whatsoever, including those arising pursuant to applicable Environmental Laws, save those which are the result of any act or omission of the Optionor or any employee or agent thereof.

13.      NET SMELTER RETURN ROYALTY

         (a) If the Option is exercised, the Optionor shall be entitled to receive the Net Smelter Return Royalty from the Optionee, payable from the date of the Commencement of Commercial Production, calculated and paid in accordance with Schedule "B" attached hereto, provided that if the Optionor exercises its Back-in Right in accordance with Section 14 hereof, the Optionor's right to receive the Net Smelter Return Royalty shall terminate.

         (b) The Net Smelter Return Royalty shall be payable by the Optionee in Canadian Dollars and shall be paid quarterly in arrears within sixty (60) days of the end of the quarter to which it relates.

         (c) To the extent permitted by the applicable law, the Net Smelter Return Royalty shall run with, attach to, and bind the land underlying the Property. Upon becoming entitled to the Net Smelter Return Royalty, and subject to the Optionor's exercise of the Back-in Right, nothing contained in this Agreement shall be construed as conferring on the Optionor any right to or interest in the Property, except the right to receive the Net Smelter Return Royalty as and when due.

         (d) All payments of the Net Smelter Return Royalty to the Optionor shall be deemed final and in full satisfaction of all obligations of the Optionee in respect thereof if such payments or the calculation thereof are not disputed by the Optionor within sixty (60) days after receipt of the Net Smelter Return Royalty payment and statement.

         (e) Unless the Optionor has exercised its Back-in Right, any decision regarding the Commencement of Commercial Production shall be at the sole discretion of the Optionee, and the Optionee shall be under no obligation, and nothing in this Agreement shall be construed as creating an obligation upon the Optionee, to place the Property into production and, in the event the Property is placed into production and operated as a mine, the Optionee shall have the unfettered right to suspend or curtail any such operation as it in its sole discretion may determine.

14.      BACK-IN RIGHT

         (a) For a period of sixty (60) days following the date of the Optionor receiving all of the exploration results and confirmation of Expenditures from the Optionee, the Optionor shall, at its discretion, have the right to elect by notice in writing delivered to the Optionee:

                  (i) to hold the two (2%) percent Net Smelter Return Royalty as set out in Section 13 hereof and, in such case, the Optionee will hold a one hundred (100%) percent undivided participating interest in the Property; or

                  (ii) to exercise its right (the "Back-in Right") to acquire a fifty-one (51%) percent undivided interest in the Property by giving notice of such election in writing to the Optionee on or before the expiration of such sixty (60) day period. If the Optionor fails or neglects to give such a notice, it shall have no interest in the Property other than the Net Smelter Return Royalty pursuant to Section 13 hereof.

         (b) If the Optionor exercises its Back-in Right by giving notice to the Optionee pursuant to Section 14 (a) hereof, the Back-in Right shall vest in the Optionor when the Optionor incurs one hundred and thirty-five (135) percent of the Expenditures incurred by the Optionee on the Property (the "Back-in Interest Expenditures") within two (2) years after receipt by the Optionee of such notice by the Optionor (the "Vesting of the Back-in Right"). During this two (2) year period, the provisions of this Agreement hereof shall apply, mutatis mutandis, so that the Optionor, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionee, and its employees, agents and independent contractors, set forth in this Agreement and the Optionee, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionor, the employees, agents and independent contractors set for in this Agreement provided, that this shall not relieve either the Optionor or Optionee for responsibility under those Articles for their acts and omissions for the period prior to the two (2) year period.

         (c) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions of the Joint Venture Agreement contemplated by Section 14 (d) upon the Optionor incurring the Back-in Interest Expenditures in accordance with Section 14
                  (b), with the initial undivided participating interests of the Optionor and Optionee in the Property being fifty-one (51%) percent and forty-nine (49%) percent, respectively; provided, if the Optionor does not incur the Back-in Interest Expenditures in accordance with Section 14 (b), the Optionee shall be deemed to have a retained one hundred (100%) percent undivided participating interest in the Property and the Optionor shall be entitled to the Net Smelter Royalty pursuant to Section 13.

         (d) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions usual in the mining industry for the purpose of further exploring, developing and exploiting the Property. The Joint Venture Agreement shall include INTER

                  ALIA: (i) rights of first refusal so that if either party wishes to dispose of its interest in the Property the other party shall have the right to purchase that interest; and (ii) all decisions to be made concerning the Property, including the approval of programs, budgets, and the determination of amounts to be expended by the Joint Venture, shall be made by votes of representatives of the parties holding an interest in the Property, in proportion to the respective interest then held by them in the Property. The initial undivided participating interests of the Optionor and Optionee in the Property shall be fifty-one (51%) percent and forty-nine (49%) percent, respectively.

         (e) Upon the parties entering into a Joint Venture Agreement pursuant to Section 14 (d), the parties shall immediately form a joint venture (the "Joint Venture") after which the parties shall share all future funding of exploration and other expenditures proportionately to their interest in the Property (each, a "Venture Interest"). The parties shall use their best efforts to execute a definitive agreement governing the Joint Venture which shall incorporate the terms set out herein in respect of their relationship in the Joint Venture and such other terms as the parties may agree.

         (f) If either party elects not to fund its share of future Joint Venture expenditures its Venture Interest shall be diluted based on expenditures incurred, with the Optionor being initially deemed to have spent $1,000,000 for a fifty-one (51%) percent interest and the Optionee being initially deemed to have spent $800,000 for a forty-nine (49%) percent interest upon formation of the Joint Venture. Each party's interest in the Property shall be calculated and re- calculated from time to time to the nearest four decimal places expressed as a percent, so that each party's interest shall be that percentage obtained by multiplying by 100 the result obtained when the aggregate of that party's deemed and actual expenditures on the Property is divided by the aggregate of both parties' deemed and actual expenditures on the Property. Actual expenditures are those incurred after Vesting of the Back-in Right to the Optionor. If either party's Venture Interest is reduced to ten (10%) percent or less, its Venture Interest shall be converted to a two (2%) percent Net Smelter Return Royalty calculated and paid in the manner described in Schedule "B".

         (g) Subject to available capacity and compatibility with the then current facilities and through put of Hudson Bay Mining and Smelting Co., Limited, the parties confirm that it is their intention that any Product derived from the Property be milled, concentrated, refined or otherwise treated at existing facilities owned or operated by Hudson Bay Mining and Smelting Co., Limited, whether pursuant to the Joint Venture or in the event that the Optionor has not exercised the Back-in-Right, at cost plus a reasonable fee to be negotiated by the Optionee and Hudson Bay Mining and Smelting Co., Limited.

15.      ARBITRATION

         In the event of any dispute between the Optionor and the Optionee with respect to this Agreement or any matter governed by this Agreement which the Optionor and Optionee are unable to resolve, the matter shall be decided by arbitration. The party desiring arbitration shall nominate one arbitrator and shall notify the other party of such nomination and the other party shall within thirty (30) days after receiving such notice nominate one arbitrator, and the two arbitrators shall select an umpire to act jointly with them. If the said arbitrators shall be unable to agree upon the selection of such umpire, the umpire shall be designated by any Justice of the Court of Queen's Bench of Manitoba. If the party receiving the notice of nomination of an arbitrator by the party desiring arbitration fails within the said thirty (30) days to nominate an arbitrator, then the arbitrator nominated by the party desiring arbitration may proceed alone to determine the dispute. Any decision reached pursuant to this Section 15 shall be final and binding upon the parties. Insofar as they do not conflict with the provisions hereof, the provisions of THE ARBITRATION ACT (Manitoba) as amended from time to time shall be applicable.

16.      CONFIDENTIALITY

         All information, data and results relating to or derived from the Property and operations thereon that either the Optionee or Optionor may receive or become aware of through the provisions of this Agreement, shall be kept confidential and shall not be disclosed or used in any manner by the Optionee or Optionor except as such disclosure may otherwise be required by law, or required to enforce any provision hereof, or as may be mutually agreed in writing by the parties.

17.      NOTICE

         (a) Any notice, document, cheque or thing required or permitted to be given or delivered hereunder shall be deemed to be properly given or delivered if:

                  (i) delivered in person and left with any person who must be an employee of the party receiving such notice at the relevant address set forth below; or

                  (ii) sent in a prepaid registered letter deposited in a post office; or

                  (iii)    sent by facsimile;

                  and if to the Optionor, addressed to,

                  Hudson Bay Exploration and Development Company Limited
                  Box 1500
                  Flin Flon, Manitoba  R8A 1N9
                  Attention: President
                  Facsimile No. 204-687-2769

                  and if to the Optionee, addressed to:

                  Halo Resources Ltd.
                  1280 - 625 Howe Street
                  Vancouver, BC   V6C 2T6
                  Attention: President
                  Facsimile No. 604-484-0069

                  Any notice or delivery so given shall be deemed to have been given and received on actual receipt of the letter, facsimile received or on the day of delivery in person as the case may be (provided that such day is a business day and, if it is not, on the following business day).

         (b) Any party may from time to time by notice in writing delivered in accordance with the provisions of Section 17 (a) herein change its address for the purposes of this Section 17;

         (c) Any payment that the Optionee shall make to the Optionor hereunder shall be deemed to have been properly made if a cheque payable to the Optionor in the amount thereof, has been delivered to the Optionor in accordance with the provisions of this Section 18, unless such cheques are not honoured on presentation for payment.

18.      AGREEMENT OPTION ONLY

         Subject to Section 14 hereof, this Agreement is an option only and shall not be construed to create a partnership or the relationship of principal and agent or any other similar relationship between the Optionor and the Optionee.

19.      TIME OF ESSENCE

         Time shall be of the essence hereof.

20.      FORCE MAJEURE

         The Option Period and the time or times within which payments may or shall be made hereunder and all other time limitations hereunder shall be extended for a period of time equal to the total of all periods of time during which the Optionee is prevented from or seriously impeded in doing any prospecting, exploration, development and/or other mining work in, on or under the Property by reason of fires, power shortages, strikes, walk-outs, inability to obtain suitable machinery, labour or supplies, wars, riots, acts of God or the Queen's enemies, actions by aboriginal peoples or environmentalists, interference by civil or military authorities, litigation, governmental regulations or any other cause or causes (whether or not of the same class or kind as those enumerated above) beyond the reasonable control of the Optionee. The Optionee shall provide to the Optionor notice of the beginning of the period of the force majeure and the end of the period of force majeure in accordance with the terms of Section 17 hereof.

21.      ENTIRE AGREEMENT

         This Agreement supersedes all prior negotiations and agreements and contains the entire understanding between the parties hereto, including the Letter of Intent, and may be modified only by instrument in writing signed by the party or parties against which the modification is asserted.

22.      INDEMNITY

         The Optionor and the Optionee agree to indemnify and save the other harmless from all claims, charges, suits, liens, costs, damages, penalties, or other liabilities of any kind whatsoever suffered or incurred by a party and which arise out of or are incidental to a breach of any warranty, covenant, representation, term, or condition of this Agreement.

23.      FURTHER ASSURANCES

         The Optionee and the Optionor agree that either before or after the termination of this Agreement they will execute all documents and do all acts and things as the other party may reasonably request and as may be lawful and within their power to do to carry out the intent of this Agreement.

24.      ASSIGNMENT

         The Optionor may, at its sole discretion, transfer, assign, or convey its rights and obligations in this Agreement to Hudson Bay Mining & Smelting Co., Limited or any other affiliate of the Optionor. Otherwise, this Agreement and the rights and obligations of either party hereto shall not be transferred, assigned or conveyed without the prior written consent of the other party, such consent not to be unreasonably withheld.

25.      JURISDICTION

         This Agreement shall be governed by the laws of the Province of Manitoba and the parties hereto submit to such jurisdiction.

26.      HEADINGS

         The headings herein are inserted for convenience of reference only and shall not be used in interpreting or construing this Agreement.

27.      ENUREMENT

         This Agreement shall enure to and be binding upon the parties hereto and their respective successors and assigns.

28.      SURVIVAL

         The parties hereto agree that all covenants, representations, warranties, terms and conditions contained in this Agreement shall not merge on closing or upon the delivery of any documents contemplated herein, but shall, in respect of the Property, survive thereafter for a period of two (2) years from the date that it is released by the Optionee under Section 12, the date that the Option is terminated under
         Section 7 hereof or the date that the Option is exercised under Section 6 hereof, as the case may be.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                      HUDSON BAY EXPLORATION AND
                                      DEVELOPMENT COMPANY LIMITED

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------


                                      HALO RESOURCES LTD.

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------

                                  SCHEDULE "A"



                  PROPERTY
                  ---------

                  FUD 54488
                  FUD 54489
                  FUD 54490
                  FUD 54672
                  FUD 54673
                  FUD 54487
                  FUD 54674
                  FUD 54493
                  FUD 54849
                  FUD 54675
                  FUD 54656
                  FUD 54696
                  FUD 54697
                  FUD 54698
                  FUD 54492

                                  SCHEDULE "B"

                           NET SMELTER RETURN ROYALTY

1.       Net Smelter Return Royalty

         (a) There shall accrue for each Quarter following the date of the Commencement of Commercial Production an amount in dollars equal to two (2%) percent of the Net Sales Revenue. Each sum so accrued shall be payable by the Optionee to the Optionor in accordance with the provisions of paragraph 2 below.

         (b) The Optionee shall, as soon as practicable after the end of each Quarter following the date of Commencement of Commercial Production and in any event within thirty (30) business days, determine the Net Smelter Return Royalty for the previous Quarter in accordance with this Section 1(a) and shall deliver to the Optionor promptly thereafter a statement (the "NET SMELTER RETURN STATEMENT") showing such Net Smelter Return Royalty and setting out in detail its calculations of such Net Smelter Return Royalty.

         (c) If the amount of Net Smelter Returns is not ascertainable for a calendar quarter, it shall be estimated as nearly as possible at the time for payment and an adjustment shall be made at the end of each calendar year. Within ninety (90) days following the end of each calendar year, commencing with the year in which the date of the Commencement of Commercial Production falls, the Optionee shall deliver a statement of the Net Smelter Returns for the year duly certified as correct by an independent Chartered Accountant appointed by the Optionee for such purposes. The Optionor shall have the right within a period of three (3) months from receipt of such certified statement to conduct an independent audit at its own cost and expense, the right to review the Optionee's books and records relating thereto and an opportunity to discuss issues raised with the independent Chartered Accountant. The Optionee shall immediately pay to the Optionor any additional Net Smelter Return Royalty found by such independent audit to be payable in respect of the previous calendar year. In the event such audit indicates that the Optionee's statements were more than five (5%) percent different than that assessed by the independent audit, then the cost of such independent audit shall be borne by the Optionee.

         (d) If any portion of the Product extracted and derived from the Property are sold to a purchaser owned or controlled by the Optionee or treated by a smelter owned or controlled by the Optionee, the actual proceeds received shall be deemed to be an amount equal to what could be obtained from a purchaser or a smelter not so owned or controlled in respect of Product of like quality and quantity after deducting therefrom a charge equal to the transportation cost which would have been incurred had the material been sold to such third party purchaser or smelter.

2.       Payment

         (a) Each sum which shall accrue pursuant to Section 1(a) above shall be payable by the Optionee to the Optionor in full upon the Optionee's delivery of the Net Smelter Return Royalty Statement or as soon as possible thereafter and, in any event, within forty (40) business days of the end of the Quarter to which such sum relates.

         (b) All payments to be made by the Optionee under this Schedule shall be made in Canadian dollars in same day funds to such account at such bank or office as the Optionor shall designate by not less than two (2) business days' notice to Optionee.

         (c) The Optionee shall, if requested to do so by any of the Optionor, produce to the Optionor the underlying evidence supporting each of the Net Smelter Return Royalty Statements delivered with a view to the Optionor verifying each such statement.

         (d) Each payment by the Optionee under this Schedule shall be made (except to the extent required by law) without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any taxes unless the Optionee is required by law to make such payment subject to the deduction or withholding of any taxes in which case the sum payable by the Optionee in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Optionor receive and retain (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

                                JUNGLE AGREEMENT

THIS AGREEMENT made as of the        day of             , 2006.

BETWEEN:

                  HUDSON BAY MINING AND SMELTING CO., LIMITED, a corporation incorporated under the laws of Canada,

                  (hereinafter referred to as the "Optionor")

                                                             OF THE FIRST PART,

                                     - and -

                  HALO RESOURCES LTD., a corporation continued under the laws of British Columbia,

                  (hereinafter referred to as the "Optionee")

                                                            OF THE SECOND PART.

                  WHEREAS the Optionor is the sole recorded and beneficial owner of a 100% undivided interest in the Property (as hereinafter defined);

                  AND WHEREAS the Optionor desires to grant to the Optionee and the Optionee desires to receive from the Optionor an option to acquire a 100% interest in the Property, subject to Sections 13 and 14 herein;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the terms and conditions hereinafter contained and the sum of $2.00 now paid by the Optionee to the Optionor (receipt of which is hereby acknowledged) the parties hereto agree as follows:

1.       DEFINITIONS

         In this Agreement and in all schedules hereto the following words and terms where capitalized shall have the following meanings unless the context clearly indicates a contrary meaning:

         (a) "Agreement" means this agreement between the Optionor and the Optionee, including all Schedules hereto and any documents incorporated by reference and other amendments as permitted hereunder, and the expressions this "Agreement", "herein", "hereto" and other similar expressions refer to all of this agreement, including the Schedules, any documents incorporated by reference and other amendments permitted hereunder, and not to any particular Article, Section or Subsection;

         (b)      "Anniversary   Date"  means  an   anniversary   date  of  this
                  Agreement;

         (c) "Area of Interest" means the area within one (1) kilometre from the existing boundaries of the Property as of the date of this Agreement but excluding any claims held by any other party as of the date of this Agreement, which excluded claims are more particularly described in Schedule "A" attached hereto;

         (d) "Back-in Right" means the right of the Optionor to acquire the Back-in Interest pursuant to Section 14;

         (e)      "Back-in Interest" has the meaning given to it in Section 14;

         (f)      "Back-in   Interest   Expenditures"   means  the  expenditures
                  required to be made by the Optionor upon exercise of the Back-in Right as set out in Section 14 hereof;

         (g) "Commencement of Commercial Production" means the date upon which Product from the Property, for other than testing purposes, has been processed for a period of thirty (30) consecutive production days at a rate equal to not less than seventy-five (75%) percent of the rate projected in the feasibility report, if any, prepared by or for the Optionee in respect of the Property;

         (h) "Environmental Laws" means all laws, statutes, regulations, ordinances, rules, requirements, policies, guidelines, by-laws, codes, orders, permits, directives, notices and approvals of all federal, territorial, provincial, municipal or local governmental or administrative authorities and related to environmental or occupational or public health or safety matters, or to the generation, handling, treatment, storage, transportation, disposal or clean up of pollutants, contaminants, hazardous or toxic substances, dangerous goods, ozone-depleting substances or other harmful substances or materials or to the reclamation, site rehabilitation, restoration, remediation, or other mine and related facilities closure requirements;

         (i)      "Expenditures" means:

                  A. all cash payments made by the Optionee in respect of the Property towards fulfillment of the expenditure requirements for this Agreement which meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba); plus

                  B. up to ten (10%) percent per annum of the amount of such qualifying expenditures referred to in Section 1(j)A. above, which may be applied towards overhead and expenditures that do not otherwise meet the requirements for obtaining assessment credits as set out in the MINERAL DISPOSITION AND MINERAL LEASE REGULATION, 1992 made under THE MINES AND MINERALS ACT (Manitoba);

         (j) "Feasibility Report" means a report prepared to analyze whether or not to proceed with mine development and exploration with respect to the Property in a form and of a scope that is generally acceptable to reputable financial institutions that provide financing to the mining industry;

         (k) "Joint Venture" means the entity formed upon the execution of the Joint Venture Agreement;

         (l) "Joint Venture Agreement" means an agreement relating to the development and operation of a joint venture formed pursuant to Section 15(d);

         (m) "Net Sales Revenue" shall mean the actual proceeds received from any independent custom smelter, mill, mint or other purchaser for the sale of any Product extracted and derived from the Property, after deducting all charges and penalties for smelting and refining and the cost of transportation (to the smelter and thereafter to the mint), insurance premiums, sampling and assaying charges incurred after the Product has left the Property, and all appropriate mint charges;

         (n)      "Net  Smelter  Return  Royalty"  has the meaning  described in
                  Section 13 hereof;

         (o)      "Option" means the option described in Section 3 hereof;

         (p) "Option Exercise Date" has the meaning described in Section 6 hereof;

         (q)      "Option Period" means the four (4) year time period set out in
                  Section 3 hereof;

         (r) "Option Shares" means the shares described in Section 4 (f) hereof;

         (s) "Prime" means the prime interest rate charged by the Bank of Nova Scotia from time to time;

         (t) "Product" means all metals, ores, concentrates, minerals and mineral resources extracted or produced from the Property;

         (u) "Property" means the lease more particularly described in Schedule "A" attached hereto, covering land situated in the Sherridon area of Manitoba;

         (v) "Quarter" means each period of 3 calendar months starting on a Quarterly Date but so that the first Quarter under this Schedule shall start on the date of the Commencement of Commercial Production and end on the date immediately preceding the second Quarterly Date to occur after the date of the Commencement of Commercial Production;

         (w) "Quarterly Date" means 1 January, 1 April, 1 June and 1 October of each calendar year; and

         (x)      "Vesting of the Back-in  Right" has the meaning  described  in
                  Section 14.

         All monies referred to in this Agreement, unless otherwise noted, are expressed in Canadian dollars.

2.       REPRESENTATIONS

         (a) The Optionor represents and warrants to the Optionee that, as of the date hereof:

                  (i) it is the sole recorded and beneficial owner of the Property and, save for any rights granted to the Optionee, is in exclusive possession thereof;

                  (ii) it is duly incorporated and validly existing under the laws of Canada;

                  (iii) the Property is free and clear of all liens, charges, encumbrances, royalties or other third party interests of any kind whatsoever except for a charge noted by a registration in favour BNY Trust Company of Canada pursuant to a debenture dated December 10, 2004, given by HBED as security under a Trust Indenture dated December 21, 2004,which charge and registration will be discharged by the Option or forthwith upon the Optionee exercising the Option in accordance with the terms of this Agreement;

                  (iv) to the best of its knowledge, there are no pending or threatened actions, suits, claims or proceedings affecting the Property;

                  (v) except as disclosed in writing to the Optionee, it has not entered into any agreements in respect of the Property save for any agreements entered into with the Optionee;

                  (vi)     all  taxes,   rates  and  assessments  owing  on  the
                           Property have been paid and discharged in full;

                  (vii) the Optionor is not a party to any judicial or administrative proceeding which could have an adverse effect on the Optionee's rights under this Agreement;

                  (viii) the Property, as described in this Agreement, is correct as to claim number and all of the claims comprising the Property has been validly and properly staked, tagged and recorded in accordance with applicable law; and

                  (ix) except as disclosed in writing to the Optionee, there are no commitments of the Optionor to third parties relating to the Property which do or could have any direct or indirect effect on the rights granted to the Optionee hereunder.

         (b) The Optionee represents and warrants to the Optionor that, as of the date hereof:

                  (i) it is duly continued and validly existing under the laws of the Province of British Columbia;

                  (ii) the execution of this Agreement and the compliance with its provisions by it do not breach or contravene any provision of its constating documents and by-laws or any of its licenses, permits, agreements or privileges pursuant to which consent is necessary or which has not been obtained;

                  (iii) it does not have any undisclosed relationship or agreement with any other group or company that may be interested in acquiring the Property; and

                  (iv)     it is not,  to its  knowledge,  a party to any actual
                           judicial  or   administrative   procedure   which  is
                           materially adverse to this Agreement.

3.       GRANT OF OPTION

         Subject to Sections 13 and 14 hereof, the Optionor grants to the Optionee an exclusive and irrevocable option (the "Option") to earn a one hundred (100%) percent undivided interest in the Property together with all mining rights appertaining thereto exercisable in the manner referred to in Section 6, at any time for a period of four (4) years commencing from the date hereof until 5:00 p.m. central time on the fourth Anniversary Date of this Agreement or such earlier date as this Agreement is terminated in accordance with its terms (the "Option Period"), for the consideration and upon the terms and conditions hereinafter set forth.

4.       CONSIDERATION

         In consideration for the Optionor granting the Option to the Optionee, the Optionee shall make the following non-cumulative payments by way of cash as follows:

         (a)      $10,000 upon the signing of this Agreement;

         (b) $20,000 payable on or before the first Anniversary Date of this Agreement;

         (c) $30,000 payable on or before the second Anniversary Date of this Agreement;

         (d) $40,000 payable on or before the third Anniversary Date of this Agreement; and

         (e) $150,000 payable on or before the fourth Anniversary Date of this Agreement.

         (f) If the Optionee and the Optionor agree in writing, up to twenty-five (25%) percent of the payments to be made under
                  Section 4 (a) - (e) above may be paid to the Optionor by the issuance of common shares in the capital of the Optionee (the "Option Shares") to the Optionor in lieu of such payments. For the purposes of this paragraph, the Option Shares shall be deemed to have a value per share equal to the fifteen day average price of Option Shares at the end of trading for the fifteen trading days immediately prior to the date that the Optionee advises the Optionor that it will make the payment with Option Shares. The Optionee shall take all necessary corporate action to issue the Option Shares to the Optionor and to record the Option Shares on the books of the Optionee in the name of the Optionor. The issuance of the Option Shares to the Optionor hereunder shall be subject to compliance with applicable securities laws and the Optionee shall take all steps required to comply with applicabl securities laws in connection with the issuance of such Option Shares. The Optionee shall provide such documents, certificates, opinions of its counsel and other information as may reasonably be requested by the Optionor to satisfy itself as to the compliance of the issuance of the Option Shares with the terms of this Agreement and with applicable securities law.

         (g) All Option Shares issued or to be issued by the Optionee to the Optionor under and pursuant to this Agreement shall be subject to all applicable hold periods required by applicable securities laws and the TSX Venture Exchange. The issuance of any Option Shares shall be conditional upon (i) the Optionee obtaining all regulatory and third party consents or approvals being received, including those of the TSX Venture Exchange and applicable securities regulatory bodies; and (ii) the existence of an exemption from prospectus and registration requirements under applicable securities laws for the issuance of the Option Shares to the Optionor. In the event that the Optionee is unable to obtain such consents within six months of application therefore, the Optionee's obligation to make payments shall be payment in cash only.

5.       EXPENDITURES

         (a) As further consideration for the Optionor granting the Option to the Optionee, the Optionee shall incur non-cumulative Expenditures in the following amounts:

                  (i)      $10,000 prior to the first Anniversary Date;

                  (ii)     $50,000 prior to the second Anniversary Date; and

                  (iii)    $1,440,000 prior to the fourth Anniversary Date.

         (b) Except for the payment described in Section 4 (a) and any payments payable pursuant to Section 13 hereof, nothing in this Agreement shall be construed as obligating the Optionee to make any further payments or incur any further Expenditures, or to exercise the Option.

6.       EXERCISE OF OPTION

         (a)      Upon the  Optionee  making the cash  payments  as  required by
                  Section 4 (a) and incurring total Expenditures of not less than one million five hundred thousand ($1,500,000) dollars on or before the applicable dates as required by Section 5 (a) hereof, the Optionee may exercise the Option by written notice thereof to the Optionor and upon so doing, the Optionee shall have purchased, and the Optionor shall have sold, on the date the notice is received by the Optionor (the "Option Exercise Date"), the Property and all of the Optionor's right, title and interest therein, subject only to the payment of the Net Smelter Return Royalty and the Back-in Right of the Optionor.

         (b) Upon exercise of the Option by the Optionee, the Optionor shall forthwith deliver to the Optionee transfers of the Property which, upon recording thereof, will be sufficient to register the Optionee as the sole recorded holder of the Property free of all liens, encumbrances, charges and claims of any nature or kind whatsoever. The Optionor shall execute and deliver to the Optionee all other documents, and shall do or cause to be made all such further actions in order to properly register the transfers and title in the name of the Optionee. Upon the receipt of the transfer documents described in this section, the Optionee shall forthwith record them at its own cost with the appropriate government office to effect the legal transfer of the Property to the Optionee, provided that the Optionee shall hold the Property subject to the terms of this Agreement and the Optionee shall record the Optionor's interest hereunder with the appropriate government office.

7.       TERMINATION OF OPTION

         (a) Upon making the payment described in Section 4 (a), the Optionee may thereafter terminate the Option at any time and return all of the mining claims forming the Property to the Optionor by giving the Optionor written notice thereof.

         (b) Subject to earlier termination pursuant to this Section 7 (a), the Option shall automatically terminate if the Optionee does not make a payment or does not incur Expenditures in the amount and within the time period required by Sections 4 and 5, respectively, hereof. Notwithstanding the termination of the Option under this Section 7 (b), the Optionee shall not be released from its obligation to make the payment under Section 4 (a).

         (c)      Subject to earlier termination pursuant to Sections 7 (a) or 7
                  (b) hereof, the Option shall automatically terminate at 5:00 p.m. central time on the fourth Anniversary Date of this Agreement unless the Optionee has made the payments or incurred the Expenditures required by Sections 4 and 5, respective, hereof, and provided notice has been given to the Optionor in accordance with Section 6 hereof.

         (d)      Upon termination in accordance with Sections 7 (a), 7 (b) or 7
                  (c) hereof, the Optionee shall not suffer or incur any cost, penalty, damage, claim or expense of any kind whatsoever or have no further liabilities or unreleased obligations of any kind whatsoever hereunder, save that the Optionee shall ensure that the Property shall remain in good standing for at least one (1) year after such termination.

         (e) Upon the termination of this Agreement, the Optionee shall have the right for thirty (30) days beyond the date of such termination to enter on, in or under that part of the Property affected by the termination, to remove therefrom such equipment, tools, materials, structures, apparatus or supplies brought thereon by the Optionee or on its behalf, and to the extent that the Optionee does not remove them they shall become the Property of the Optionor.

         (f) Upon termination of the Option pursuant to Section 7 herein, the Optionee shall forthwith record with the Mining Recorder and any other applicable government offices, such documents of the Property as shall be sufficient and as may be required to designate the Optionor as the sole recorded holder of the Property, free of all liens, encumbrances, charges and valid claims created by the act or omission of the Optionee (including those arising under applicable Environmental Laws), and the Optionee shall bear any and all costs related thereto.

         (g)      Any shares of the Optionee issued to the Optionor  pursuant to
                  Section 4 prior to the termination of the Option for any reason shall remain the property of the Optionor.

8.       COVENANTS OF THE OPTIONOR

         The Optionor shall:

         (a) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof not being transferred to the Optionee pursuant to Section 6 free and clear of all liens, charges, encumbrances or liabilities, including those pursuant to applicable Environmental Laws, of any kind whatsoever;

         (b) promptly transmit to the Optionee any notices pertaining to taxes, assessments and other charges received by the Optionor; and

         (c) not make any agreement whereby any third party may acquire any portion of the Optionor's interest in the Property otherwise than in accordance with this Agreement.

9.       COVENANTS OF OPTIONEE

         The Optionee shall:

         (a) make the annual lease payments in respect of the Property as such payments become due and to such party as set out in Lease No. ML 038;

         (b) maintain the Property in good standing and submit assessment work with respect to the Expenditures set out in Section 5 hereof according to applicable laws and regulations;

         (c) maintain the Property in good standing by the payment of taxes, assessments and rentals and the performance of all other actions which may be reasonably necessary in that regard;

         (d) permit the Optionor or its authorized representatives, at their own risk, with five (5) days prior notice to the Optionee, access to the Property at all reasonable times, provided that the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any property or other damage or injury
                  (including injury causing death) to the Optionor or its authorized representatives while on the Property, except for any costs, claims, liabilities and expenses incurred as a result of any negligent act or omission of the Optionee or its employees and agents;

         (e) permit the Optionor, at its sole discretion, to participate in any management reviews of the exploration programs relating to the Property;

         (f) do all work on the Property in a good and workmanlike fashion in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;

         (g) indemnify and save the Optionor harmless in respect of any and all costs claims, liabilities and expenses that the Optionor may incur or suffer, including those pursuant to applicable Environmental Laws, arising out of the Optionee's activities on the Property and, without limiting the generality of the foregoing shall, during the Option Period carry third party liability insurance of not less than Five Million ($5,000,000) Dollars in respect of its operations on the Property for the benefit of the Optionee and the Optionor as their interests may appear;

         (h) not make any agreement whereby any third party may acquire any portion of its interest in the Property or under this Agreement otherwise than in accordance with the provisions of this Agreement; and

         (i) not act or fail to do any act which it is required to do under this Agreement or otherwise which would result in the Property or any part thereof, not being free and clear of all liens, charges, encumbrances, obligations or liabilities, including those pursuant to applicable Environmental Laws.

10.      AREA OF INTEREST

         During the term of this Agreement, the Optionor and the Optionee shall both be entitled to stake claims or otherwise acquire property within the Area of Interest. If either of the Optionee or the Optionor acquires, directly or indirectly, any interest in any claims (including by way of staking, option or joint venture) within the Area of Interest, any such claims shall be included in the definition of "Property", subject to any previous retained interest agreements in such claims. The cost (including by way of staking, option or joint venture) thereof will be paid by the Optionee within thirty (30) days of the acquisition of the interest by the Optionee.

11.      RIGHT TO ENTER IN, UNDER OR ON PROPERTY

         (a)      The   Optionee,   its   employees,   agents  and   independent
                  contractors shall have the exclusive right:

                  (i)      to enter in, under or on the Property;

                  (ii) to bring upon the Property such vehicles, equipment, portable structures and other apparatus as the Optionee shall in its sole discretion deem advisable;

                  (iii) to do such work and conduct and manage such programs on or under the Property as the Optionee shall in its sole discretion from time to time deem advisable;

                  (iv) to remove from the Property such materials for analysis and testing as the Optionee shall in it sole discretion deem advisable; and

                  (v)      to  have  quiet  and  exclusive   possession  of  the
                           Property from the date hereof and thereafter during the currency of the Option Period.

         (b) The Optionee shall keep full and complete records of all exploration work, diamond drilling and development of the said Property, together with the results of assays made, and, subject always to the terms of this Agreement, all of such records shall, at a minimum advance notice of thirty (30) days, be available for inspection, prior to exercise of the Option by the Optionor or its agent who may make copies thereof at the Optionor's sole cost and take extracts therefrom. If the Option is terminated or otherwise not exercised by the Optionee, the Optionee shall on request by the Optionor, deliver to the Optionor a copy of any part or all of such records.

12.      OPTIONEE'S RIGHT TO RELEASE PROPERTY

         The Optionee shall, in its sole discretion, upon written notice to the Optionor, have the right to release from the provisions of this Agreement from time to time any or all of the mining claims forming the Property, provided that the Optionee shall ensure that any such mining claim or part thereof so released will remain in good standing for a period of at least one (1) year after the giving of the notice of release. If the Optionee gives notice of such release, it shall specify therein the mining claims or part thereof it is so releasing and shall forthwith execute and attend to the registration, at the Optionee's cost, of such transfers as may be required to transfer to the Optionor all right, title and interest of the Optionee in and to the mining claims or part thereof so released, free and clear of all liens, claims, and other encumbrances of any kind whatsoever, including those arising pursuant to applicable Environmental Laws, save those which are the result of any act or omission of the Optionor or any employee or agent thereof.

13.      NET SMELTER RETURN ROYALTY

         (a) If the Option is exercised, the Optionor shall be entitled to receive the Net Smelter Return Royalty from the Optionee, payable from the date of the Commencement of Commercial Production, calculated and paid in accordance with Schedule "B" attached hereto, provided that if the Optionor exercises its Back-in Right in accordance with Section 14 hereof, the Optionor's right to receive the Net Smelter Return Royalty shall terminate.

         (b) The Net Smelter Return Royalty shall be payable by the Optionee in Canadian Dollars and shall be paid quarterly in arrears within sixty (60) days of the end of the quarter to which it relates.

         (c) To the extent permitted by the applicable law, the Net Smelter Return Royalty shall run with, attach to, and bind the land underlying the Property. Upon becoming entitled to the Net Smelter Return Royalty, and subject to the Optionor's exercise of the Back-in Right, nothing contained in this Agreement shall be construed as conferring on the Optionor any right to or interest in the Property, except the right to receive the Net Smelter Return Royalty as and when due.

         (d) All payments of the Net Smelter Return Royalty to the Optionor shall be deemed final and in full satisfaction of all obligations of the Optionee in respect thereof if such payments or the calculation thereof are not disputed by the Optionor within sixty (60) days after receipt of the Net Smelter Return Royalty payment and statement.

         (e) Unless the Optionor has exercised its Back-in Right, any decision regarding the Commencement of Commercial Production shall be at the sole discretion of the Optionee, and the Optionee shall be under no obligation, and nothing in this Agreement shall be construed as creating an obligation upon the Optionee, to place the Property into production and, in the event the Property is placed into production and operated as a mine, the Optionee shall have the unfettered right to suspend or curtail any such operation as it in its sole discretion may determine.

14.      BACK-IN RIGHT

         (a) For a period of sixty (60) days following the date of the Optionor receiving all of the exploration results and confirmation of Expenditures from the Optionee, the Optionor shall, at its discretion, have the right to elect by notice in writing delivered to the Optionee:


                  (i) to hold the two (2%) percent Net Smelter Return Royalty as set out in Section 13 hereof and, in such case, the Optionee will hold a one hundred (100%) percent undivided participating interest in the Property; or

                  (ii) to exercise its right (the "Back-in Right") to acquire a fifty-one (51%) percent undivided interest in the Property by giving notice of such election in writing to the Optionee on or before the expiration of such sixty (60) day period. If the Optionor fails or neglects to give such a notice, it shall have no interest in the Property other than the Net Smelter Return Royalty pursuant to Section 13 hereof.

         (b) If the Optionor exercises its Back-in Right by giving notice to the Optionee pursuant to Section 14 (a) hereof, the Back-in Right shall vest in the Optionor when the Optionor incurs one hundred and thirty five (135) percent of the Expenditures incurred by the Optionee on the Property (the "Back-in Interest Expenditures") within two (2) years after receipt by the Optionee of such notice by the Optionor (the "Vesting of the Back-in Right"). During this two (2) year period, the provisions of this Agreement hereof shall apply, mutatis mutandis, so that the Optionor, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionee, and its employees, agents and independent contractors, set forth in this Agreement and the Optionee, its employees, agents and independent contractors, shall have the exclusive rights and obligations of the Optionor, the employees, agents and independent contractors set for in this Agreement provided, that this shall not relieve either the Optionor or Optionee for responsibility under those Articles for their acts and omissions for the period prior to the two (2) year period.

         (c) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions of the Joint Venture Agreement contemplated by Section 14 (d) upon the Optionor incurring the Back-in Interest Expenditures in accordance with Section 14
                  (b), with the initial undivided participating interests of the Optionor and Optionee in the Property being fifty-one (51%) percent and forty-nine (49%) percent, respectively; provided, if the Optionor does not incur the Back-in Interest Expenditures in accordance with Section 14 (b), the Optionee shall be deemed to have a retained one hundred (100%) percent undivided participating interest in the Property and the Optionor shall be entitled to the Net Smelter Royalty pursuant to Section 13.

         (d) Upon the Vesting of the Back-in Right, the Optionor and Optionee shall forthwith enter into a Joint Venture Agreement on the terms and conditions usual in the mining industry for the purpose of further exploring, developing and exploiting the Property. The Joint Venture Agreement shall include INTER
                  ALIA: (i) rights of first refusal so that if either party wishes to dispose of its interest in the Property the other party shall have the right to purchase that interest; and (ii) all decisions to be made concerning the Property, including the approval of programs, budgets, and the determination of amounts to be expended by the Joint Venture, shall be made by votes of representatives of the parties holding an interest in the Property, in proportion to the respective interest then held by them in the Property. The initial undivided participating interests of the Optionor and Optionee in the Property shall be fifty-one (51%) percent and forty-nine (49%) percent, respectively.

         (e) Upon the parties entering into a Joint Venture Agreement pursuant to Section 14 (d), the parties shall immediately form a joint venture (the "Joint Venture") after which the parties shall share all future funding of exploration and other expenditures proportionately to their interest in the Property (each, a "Venture Interest").The parties shall use their best efforts to execute a definitive agreement governing the Joint Venture which shall incorporate the terms set out herein in respect of their relationship in the Joint Venture and such other terms as the parties may agree.

         (f) If either party elects not to fund its share of future Joint Venture expenditures its Venture Interest shall be diluted based on expenditures incurred, with the Optionor being initially deemed to have spent $1,875,000 for a 51% interest and the Optionee being initially deemed to have spent $1,500,000 for a 49% interest upon formation of the Joint Venture. Each party's interest in the Property shall be calculated and re-calculated from time to time to the nearest four decimal places expressed as a percent, so that each party's interest shall be that percentage obtained by multiplying by 100 the result obtained when the aggregate of that party's deemed and actual expenditures on the Property is divided by the aggregate of both parties' deemed and actual expenditures on the Property. Actual expenditures are those incurred after the Vesting of the Back-in Right to the Optionor. If either party's Venture Interest is reduced to 10% or less, its Venture Interest shall be converted to a two (2% percent Net Smelter Return Royalty calculated and paid in the manner described in Schedule "B".

         (g) Subject to available capacity and compatibility with the then current facilities and through put of the Optionor, the parties confirm that it is their intention that any Product derived from the Property be milled, concentrated, refined or otherwise treated at existing facilities owned or operated by the Optionor, whether pursuant to the Joint Venture or in the event that the Optionor has not exercised the Back-in-Right, at cost plus a reasonable fee to be negotiated by the parties.

15.      ARBITRATION

         In the event of any dispute between the Optionor and the Optionee with respect to this Agreement or any matter governed by this Agreement which the Optionor and Optionee are unable to resolve, the matter shall be decided by arbitration. The party desiring arbitration shall nominate one arbitrator and shall notify the other party of such nomination and the other party shall within thirty (30) days after receiving such notice nominate one arbitrator, and the two arbitrators shall select an umpire to act jointly with them. If the said arbitrators shall be unable to agree upon the selection of such umpire, the umpire shall be designated by any Justice of the Court of Queen's Bench of Manitoba. If the party receiving the notice of nomination of an arbitrator by the party desiring arbitration fails within the said thirty (30) days to nominate an arbitrator, then the arbitrator nominated by the party desiring arbitration may proceed alone to determine the dispute. Any decision reached pursuant to this Section 15 shall be final and binding upon the parties. Insofar as they do not conflict with the provisions hereof, the provisions of THE ARBITRATION ACT (Manitoba) as amended from time to time shall be applicable.

16.      CONFIDENTIALITY

         All information, data and results relating to or derived from the Property and operations thereon that either the Optionee or Optionor may receive or become aware of through the provisions of this Agreement, shall be kept confidential and shall not be disclosed or used in any manner by the Optionee or Optionor except as disclosure may otherwise be required by law, or required to enforce any provision hereof, or as may be mutually agreed in writing by the parties.

17.      NOTICE

         (a) Any notice, document, cheque or thing required or permitted to be given or delivered hereunder shall be deemed to be properly given or delivered if:

                  (i) delivered in person and left with any person who must be an employee of the party receiving such notice at the relevant address set forth below; or

                  (ii) sent in a prepaid registered letter deposited in a post office; or

                  (iii)    sent by facsimile;

                  and if to the Optionor, addressed to,

                  Hudson Bay Mining and Smelting Co., Limited
                  Box 1500
                  Flin Flon, Manitoba  R8A 1N9
                  Attention: President
                  Facsimile No. 204-687-2769

                  and if to the Optionee, addressed to:

                  Halo Resources Ltd.
                  1280 - 625 Howe Street
                  Vancouver, BC  V6C 2T6
                  Attention: President
                  Facsimile No. 604-484-0069

                  Any notice or delivery so given shall be deemed to have been given and received on actual receipt of the letter, facsimile received or on the day of delivery in person as the case may be (provided that such day is a business day and, if it is not, on the following business day).

         (b) Any party may from time to time by notice in writing delivered in accordance with the provisions of Section 17 (a) herein change its address for the purposes of this Section 17;

         (c) Any payment that the Optionee shall make to the Optionor hereunder shall be deemed to have been properly made if a cheque payable to the Optionor in the amount thereof, has been delivered to the Optionor in accordance with the provisions of this Section 17, unless such cheques are not honoured on presentation for payment.

18.      AGREEMENT OPTION ONLY

         Subject to Section 14 hereof, this Agreement is an option only and shall not be construed to create a partnership or the relationship of principal and agent or any other similar relationship between the Optionor and the Optionee.

19.      TIME OF ESSENCE

         Time shall be of the essence hereof.

20.      FORCE MAJEURE

         The Option Period and the time or times within which payments may or shall be made hereunder and all other time limitations hereunder shall be extended for a period of time equal to the total of all periods of time during which the Optionee is prevented from or seriously impeded in doing any prospecting, exploration, development and/or other mining work in, on or under the Property by reason of fires, power shortages, strikes, walk-outs, inability to obtain suitable machinery, labour or supplies, wars, riots, acts of God or the Queen's enemies, actions by aboriginal peoples or environmentalists, interference by civil or military authorities, litigation, governmental regulations or any other cause or causes (whether or not of the same class or kind as those enumerated above) beyond the reasonable control of the Optionee. The Optionee shall provide to the Optionor notice of the beginning of the period of the force majeure and the end of the period of force majeure in accordance with the terms of Section 17 hereof.

21.      ENTIRE AGREEMENT

         This Agreement supersedes all prior negotiations and agreements and contains the entire understanding between the parties hereto, including the Letter of Intent, and may be modified only by instrument in writing signed by the party or parties against which the modification is asserted.

22.      INDEMNITY

         The Optionor and the Optionee agree to indemnify and save the other harmless from all claims, charges, suits, liens, costs, damages, penalties, or other liabilities of any kind whatsoever suffered or incurred by a party and which arise out of or are incidental to a breach of any warranty, covenant, representation, term, or condition of this Agreement.

23.      FURTHER ASSURANCES

         The Optionee and the Optionor agree that either before or after the termination of this Agreement they will execute all documents and do all acts and things as the other party may reasonably request and as may be lawful and within their power to do to carry out the intent of this Agreement.

24.      ASSIGNMENT

         The Optionor may, at its sole discretion, transfer, assign, or convey its rights and obligations in this Agreement to any affiliate of the Optionor. Otherwise, this Agreement and the rights and obligations of either party hereto shall not be transferred, assigned or conveyed without the prior written consent of the other party.

25.      JURISDICTION

         This Agreement shall be governed by the laws of the Province of Manitoba and the parties hereto submit to such jurisdiction.

26.      HEADINGS

         The headings herein are inserted for convenience of reference only and shall not be used in interpreting or construing this Agreement.

27.      ENUREMENT

         This Agreement shall enure to and be binding upon the parties hereto and their respective successors and assigns.

28.      SURVIVAL

         The parties hereto agree that all covenants, representations, warranties, terms and conditions contained in this Agreement shall not merge on closing or upon the delivery of any documents contemplated herein, but shall, in respect of the Property, survive thereafter for a period of two (2) years from the date that it is released by the Optionee under Section 12, the date that the Option is terminated under
         Section 7 hereof or the date that the Option is exercised under Section 6 hereof, as the case may be.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


                                      HUDSON BAY MINING AND
                                      SMELTING CO., LIMITED

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------

                                      HALO RESOURCES LTD.

                                      Per:
                                           -------------------------------------

                                      Per:
                                           -------------------------------------

                                  SCHEDULE "A"



                  PROPERTY
                  --------

                  ML 038

                                  SCHEDULE "B"

                           NET SMELTER RETURN ROYALTY

1.       Net Smelter Return Royalty

         (a) There shall accrue for each Quarter following the date of the Commencement of Commercial Production an amount in dollars equal to two (2%) percent of the Net Sales Revenue. Each sum so accrued shall be payable by the Optionee to the Optionor in accordance with the provisions of paragraph 2 below.

         (b) The Optionee shall, as soon as practicable after the end of each Quarter following the date of Commencement of Commercial Production and in any event within thirty (30) business days, determine the Net Smelter Return Royalty for the previous Quarter in accordance with this Section 1(a) and shall deliver to the Optionor promptly thereafter a statement (the "NET SMELTER RETURN STATEMENT") showing such Net Smelter Return Royalty and setting out in detail its calculations of such Net Smelter Return Royalty.

         (c) If the amount of Net Smelter Returns is not ascertainable for a calendar quarter, it shall be estimated as nearly as possible at the time for payment and an adjustment shall be made at the end of each calendar year. Within ninety (90) days following the end of each calendar year, commencing with the year in which the date of the Commencement of Commercial Production falls, the Optionee shall deliver a statement of the Net Smelter Returns for the year duly certified as correct by an independent Chartered Accountant appointed by the Optionee for such purposes. The Optionor shall have the right within a period of three (3) months from receipt of such certified statement to conduct an independent audit at its own cost and expense, the right to review the Optionee's books and records relating thereto and an opportunity to discuss issues raised with the independent Chartered Accountant. The Optionee shall immediately pay to the Optionor any additional Net Smelter Return Royalty found by such independent audit to be payable in respect of the previous calendar year. In the event such audit indicates that the Optionee's statements were more than five (5%) percent different than that assessed by the independent audit, then the cost of such independent audit shall be borne by the Optionee.

         (d) If any portion of the Product extracted and derived from the Property are sold to a purchaser owned or controlled by the Optionee or treated by a smelter owned or controlled by the Optionee, the actual proceeds received shall be deemed to be an amount equal to what could be obtained from a purchaser or a smelter not so owned or controlled in respect of Product of like quality and quantity after deducting therefrom a charge equal to the transportation cost which would have been incurred had the material been sold to such third party purchaser or smelter.

2.       Payment

         (a) Each sum which shall accrue pursuant to Section 1(a) above shall be payable by the Optionee to the Optionor in full upon the Optionee's delivery of the Net Smelter Return Royalty Statement or as soon as possible thereafter and, in any event, within forty (40) business days of the end of the Quarter to which such sum relates.

         (b) All payments to be made by the Optionee under this Schedule shall be made in Canadian dollars in same day funds to such account at such bank or office as the Optionor shall designate by not less than two (2) business days' notice to Optionee.

         (c) The Optionee shall, if requested to do so by any of the Optionor, produce to the Optionor the underlying evidence supporting each of the Net Smelter Return Royalty Statements delivered with a view to the Optionor verifying each such statement.

         (d) Each payment by the Optionee under this Schedule shall be made (except to the extent required by law) without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any taxes unless the Optionee is required by law to make such payment subject to the deduction or withholding of any taxes in which case the sum payable by the Optionee in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Optionor receive and retain (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.